As filed with the Securities and Exchange Commission on December 26, 2018

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

The Prudential Investment Portfolios, Inc.

(Exact Name of Registrant as Specified in Charter)

655 Broad Street

Newark, New Jersey 07102

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Andrew R. French

655 Broad Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered: Shares of beneficial interest, par value $0.01 per share, of PGIM Balanced Fund, a series of the Registrant.

It is proposed that this filing become effective on January 25, 2019, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

PGIM CONSERVATIVE ALLOCATION FUND

PGIM MODERATE ALLOCATION FUND

each a series of The Prudential Investment Portfolios, Inc.

655 Broad Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

January 25, 2018

Dear Shareholder:

Enclosed is a notice of a Joint Special Meeting of Shareholders of each of the following Funds:

•                  PGIM Conservative Allocation Fund (the “Conservative Allocation Fund”) and

•                  PGIM Moderate Allocation Fund (the “Moderate Allocation Fund,” and together with the Conservative Allocation Fund, the “Acquired Funds”)

The Acquired Funds are each a series of The Prudential Investment Portfolios, Inc., a Maryland corporation (“PIP Inc.”).  The Joint Special Meeting of Shareholders of each of the Acquired Funds is scheduled to be held at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, on Monday, April 15, 2019 at 3:00 p.m. Eastern time (the “Meeting”).  At the Meeting, the shareholders of each of the Acquired Funds will be asked to consider and vote upon a proposal with respect to that Fund (each, a “Proposal”). The Proposals are described below.

The Board of Directors of PIP Inc. (the “Board”) has reviewed and approved the reorganization (the “Reorganization”) of each of the Acquired Funds into the PGIM Balanced Fund (the “Balanced Fund”, and together with the Acquired Funds, the “Funds”), also a series of PIP Inc.

The Board has recommended that the Proposals be presented to shareholders of the Acquired Funds for their consideration. Although the Directors have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, the Reorganization would give you the opportunity to participate in a fund with similar investment objectives and similar investment policies to those of the Acquired Funds and will allow you to enjoy a larger asset base over which expenses may be spread.

The accompanying combined prospectus/proxy statement includes a detailed description of each Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•        By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•        By Internet. Have your proxy card available. Go to the website listed on your card. Enter your control number from your card. Follow the instructions found on the website. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•        By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Enter your control number from your card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•        In Person. Attend the meeting and vote your interests.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction, future transactions will automatically be made in shares of the Balanced Fund, as applicable.

The Reorganization is expected to occur in May 2019, if shareholder approval is obtained by the April 15, 2019 meeting date. If the meeting is postponed or adjourned, the Reorganization may occur on a different date.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-866-828-6951 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart Parker

President

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PGIM CONSERVATIVE ALLOCATION FUND

PGIM MODERATE ALLOCATION FUND

each a series of The Prudential Investment Portfolios, Inc.

655 Broad Street
Newark, New Jersey 07102

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of PGIM Conservative Allocation Fund (the “Conservative Allocation Fund”) and PGIM Moderate Allocation Fund (the “Moderate Allocation Fund,” and together with the Conservative Allocation Fund, the “Acquired Funds”), each a series of The Prudential Investment Portfolios, Inc. (“PIP Inc.”), a Maryland corporation, is scheduled to be held at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, on Monday, April 15, 2019 at 3:00 p.m. Eastern time, for the following purposes:

1. For shareholders of the Conservative Allocation Fund to consider and vote upon the approval or disapproval of a Plan of Reorganization under which the Conservative Allocation Fund will transfer all of its assets to, and all of its liabilities will be assumed by, PGIM Balanced Fund (the “Balanced Fund”), a series of PIP Inc., in exchange for shares of the Balanced Fund and the Conservative Allocation Fund will be liquidated and terminated.

2.  For shareholders of the Moderate Allocation Fund to consider and vote upon the approval or disapproval of a Plan of Reorganization under which the Moderate Allocation Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Balanced Fund in exchange for shares of the Balanced Fund and the Moderate Allocation Fund will be liquidated and terminated.

Only the matters set forth in this Notice of Joint Special Meeting may be brought before the Meeting.  The Board of Directors of PIP Inc. has fixed the close of business on January 22, 2019 as the record date for the determination of the shareholders of the Acquired Funds entitled to notice of, and to vote at, the Meeting and any postponements or adjournments of the Meeting.

Andrew R. French

Secretary

Dated: January 25, 2019

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be. A copy of this combined Prospectus and Proxy Statement is available at www.pgiminvestments.com/fundupdates.

The Board of Directors of PIP Inc. recommends that you vote FOR each Proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.              INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.              JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.              ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

	VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation	John Smith, President
		c/o John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Director
	2.	Jones Family Trust	Charles Jones, Director
	3.	Sarah Clark, Director	Sarah Clark, Director
		u/t/d 7/1/85
C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian
		f/b/o Jessica Wilson UTMA
		New Jersey

SUBJECT TO COMPLETION
PRELIMINARY COMBINED PROSPECTUS AND PROXY STATEMENT
for
PGIM CONSERVATIVE ALLOCATION FUND
PGIM MODERATE ALLOCATION FUND
EACH A SERIES OF THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
and
PROSPECTUS
for
PGIM BALANCED FUND,
A SERIES OF THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

655 Broad Street
Newark, New Jersey 07102-4077
(973) 367-7521
Dated January 25, 2019

Acquisition of the Assets and Assumption of the Liabilities of
PGIM Conservative Allocation Fund and PGIM Moderate Allocation Fund
By and in Exchange for Shares of PGIM Balanced Fund

This combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) is being furnished to the shareholders of PGIM Conservative Allocation Fund (the “Conservative Allocation Fund”) and PGIM Moderate Allocation Fund (the ““Moderate Allocation Fund,” and together with the Conservative Allocation Fund, the “Acquired Funds”), each a series of The Prudential Investment Portfolios, Inc. (“PIP Inc.”), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of PIP Inc. for use at a joint special meeting of shareholders of the Acquired Funds and at any postponements or adjournments thereof (the “Meeting”).

The Meeting will be held at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 on Monday, April 15, 2019 at 3:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about February 8, 2019.

The purposes of the Meeting are:

1. For shareholders of the Conservative Allocation Fund to consider and vote upon the approval or disapproval of a Plan of Reorganization under which the Conservative Allocation Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the PGIM Balanced Fund (the “Balanced Fund”), a series of PIP Inc., in exchange for shares of the Balanced Fund and the Conservative Allocation Fund will be liquidated and terminated.

2.  For shareholders of the Moderate Allocation Fund to consider and vote upon the approval or disapproval of a Plan of Reorganization under which the Moderate Allocation Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Balanced Fund in exchange for shares of the Balanced Fund and the Moderate Allocation Fund will be liquidated and terminated.

Only the matters set forth in the Notice of Joint Special Meeting may be brought before the Meeting.

Pursuant to each Plan of Reorganization (the “Plan”), each Acquired Fund will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, the Balanced Fund, in exchange for shares of common stock, par value $0.001 per share, of the Balanced Fund, which will be distributed to shareholders of the applicable Acquired Fund, and the subsequent redemption and cancellation of shares of the Acquired Fund and liquidation and dissolution of the Acquired Fund (the “Reorganization”). In connection with this proposed transfer and dissolution, each whole and fractional share of Class A shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class A shares of common stock, par value $0.001 per share, of the Balanced Fund, each whole and fractional share of Class B shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class B shares of common stock, par value $0.001 per share, of the Balanced Fund, each whole and fractional share of Class C shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class C shares of common stock, par value $0.001 per share, of the Balanced Fund, each whole and fractional share of Class R shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class R shares of common stock, par value $0.001 per share, of the Balanced Fund, each whole and fractional share of Class Z shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of common stock, par value $0.001 per share, of the Balanced Fund, each whole and fractional share of Class R6 shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class R6 shares of common stock, par value $0.001 per share, of the Balanced Fund, and outstanding shares of the Acquired Funds will be cancelled. Each of the Acquired Funds and the Balanced Fund is a “Fund” and together are referred to as the “Funds.”

If the shareholders of the Acquired Funds approve their respective Plan, they will become shareholders of the Balanced Fund.

Each Reorganization is a separate transaction and shareholder approval of one Reorganization is not contingent upon shareholder approval of the other Reorganization. Thus, if shareholders of one Acquired Fund approve the Reorganization relating to their Fund, their Fund will be reorganized, even if shareholders of the other Acquired Fund do not approve the Reorganization relating to their Fund.

The Funds have similar investment objectives and investment restrictions. The investment objective of the Conservative Allocation Fund is current income and a reasonable level of capital appreciation and the investment objective of the Moderate Allocation Fund is capital appreciation and a reasonable level of current income, while the investment objective of the Balanced Fund is income and long-term growth of capital. Each Fund’s investment objective is a fundamental investment objective. Each Acquired Fund is structured as a fund-of-funds. The Conservative Allocation Fund seeks to achieve its objective by investing approximately 60% (which may range from 55% to 65%) of its total assets in underlying funds that invest primarily in fixed-income securities, with the remainder of total assets invested in underlying funds that invest primarily in equity securities. The Moderate Allocation Fund invests approximately 65% (which may range from 60% to 70%) of its total assets in underlying funds that invest primarily in a diversified portfolio of equity securities, with the remainder invested in underlying funds that invest primarily in fixed income securities. The Balanced Fund is actively managed and seeks to achieve its objective by investing in a portfolio of equity (45% to 70% of total assets), fixed-income (30% to 55% of total assets), and money market securities (up to 35% of total assets). The fundamental investment restrictions of each Acquired Fund and the Balanced Fund are the same in all material respects, except that each Acquired Fund is non-diversified, while the Balanced Fund is diversified. The Balanced Fund has exposure to a similar mix of asset classes as both Acquired Funds, albeit in somewhat different proportions.

Certain important differences in the Funds’ strategies, such as the fund-of-funds structure of the Acquired Funds versus the actively managed Acquiring Fund, and the diversification restriction of the Balanced Fund, while the Acquired Funds are non-diversified, are explained in more detail below.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the Balanced Fund that you should know about before voting. You should retain it for future reference. Additional information about the Balanced Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•        The Prospectus for the Balanced Fund, dated November 29, 2018, which has been filed with the SEC (No. 033-61997) and is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•        The Statement of Additional Information (“SAI”) for the Balanced Fund, dated November 29, 2018 (No. 033-61997), which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•        An SAI, dated January 25, 2019, relating to this Prospectus/Proxy Statement (No. [           ]), which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•        An Annual Report to Shareholders for the Balanced Fund for the fiscal year ended September 30, 2018 (No. 811-07343), which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Balanced Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other US government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plans. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plans (attached as Exhibit A to this Prospectus/Proxy Statement), the Prospectus for the Balanced Fund (Exhibit B to this Prospectus/Proxy Statement and which is enclosed), the Balanced Fund’s Annual Report to shareholders for its fiscal year ended September 30, 2018 (Exhibit C to this Prospectus/Proxy Statement and which is enclosed), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan with respect to each Acquired Fund of which you own shares that will have the effect of combining the applicable Acquired Fund and the Balanced Fund into a single mutual fund, sometimes referred to as the “Combined Fund”. The consummation of each Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

If a Reorganization is approved by shareholders of the applicable Acquired Fund, it is currently anticipated that all or a substantial portion of the portfolio securities of the Acquired Fund will be sold and/or redeemed in kind and new securities will be purchased prior to and solely and directly related to the Reorganization. This is because the Conservative Allocation Fund and the Moderate Allocation Fund each operate as funds-of-funds, whereas the Balanced Fund is actively managed. As of the date of this Prospectus/Proxy Statement, if approximately 100% of the Conservative Allocation Fund’s investments had been sold as of October 31, 2018 due to the Reorganization, the Conservative Allocation Fund would have realized capital gains of approximately $1.90 per share (comprised of both short term and long term capital gains), approximately 15% of the net asset value of the Conservative Allocation Fund. As of the date of this Prospectus/Proxy Statement, if approximately 100% of the Moderate Allocation Fund’s investments had been sold as of October 31, 2018 due to the Reorganization, the Moderate Allocation Fund would have realized capital gains of approximately $3.77 per share (comprised of both short term and long term capital gains), approximately 26% of the net asset value of the Moderate Allocation Fund. Any capital gains realized by the Acquired Funds prior to the closing date of the Reorganization will be distributed to shareholders of the applicable Acquired Fund prior to the closing date of the Reorganization. Shareholders of the Acquired Funds who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Funds’ ability to use available carryovers, and are subject to change.  As of October 31, 2018, it is anticipated that transaction costs associated with repositioning the Conservative Allocation Fund’s portfolio in connection with the Reorganization are estimated to be approximately $[175,000], and transaction costs associated with repositioning the Moderate Allocation Fund’s portfolio in connection with the Reorganization are estimated to be approximately $[218,000].  It is currently expected that transaction costs associated with repositioning an Acquired Fund’s portfolio in connection with the Reorganization will be borne by the applicable Acquired Fund and its shareholders before the Reorganization.

The Acquired Funds and the Balanced Fund are each a series of PIP Inc., an open-end investment company that is organized as a Maryland corporation.

If the shareholders of an Acquired Fund vote to approve the Plan, the assets of the Acquired Fund will be transferred to, and all of the liabilities of the Acquired Fund will be assumed by, the Balanced Fund in exchange for an equal dollar value of shares of the same class of the Balanced Fund, of equal dollar value based upon the value of the shares at the time the Acquired Fund’s assets are transferred to the Balanced Fund. After the transfer of assets and exchange of shares has been completed, the Acquired Fund will be liquidated and terminated. If shareholders of an Acquired Fund approve the Plan, they will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Balanced Fund. The Funds have identical redemption procedures, as discussed below.  As noted above, each Reorganization is a separate transaction and shareholder approval of one Reorganization is not contingent upon shareholder approval of another Reorganization. Thus, if shareholders of one Acquired Fund approve the Reorganization relating to their Fund, their Fund will be reorganized, even if shareholders of the other Acquired Fund do not approve the Reorganization relating to their Fund.

For the reasons set forth in the “Reasons for the Reorganization” section, the Board of Directors of PIP Inc. (the “Board”) has determined that the proposed Reorganization is in the best interests of the Acquired Funds and the Balanced Fund, and has also concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board, on behalf of each of the Acquired Funds, has approved the Plans and unanimously recommends that you vote to approve the Plans.

Shareholder Voting

Shareholders who own shares of an Acquired Fund at the close of business on January 22, 2019 (the “Record Date”) will be entitled to vote at the Meeting and any postponements or adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the applicable Acquired Fund. The approval of a Plan requires the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the total outstanding voting shares of the applicable Acquired Fund.

Specifically, approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the Acquired Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Acquired Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the applicable Acquired Fund (the “1940 Act Majority”).

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

REASONS FOR THE REORGANIZATION

The Directors of PIP Inc. (the “Directors”), including all of the Directors who are not “interested persons” of PIP Inc. (the “Independent Directors”), on behalf of the Funds, have unanimously determined that the Reorganization would be in the best interests of each of the Funds. The Board concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of consummation of the Plan.

PGIM Investments LLC (“PGIM Investments” or the “Manager”) provided the Board the following comparative summary of the performance of each Fund (Class Z) for various periods ended October 31, 2018.

Conservative Allocation Fund

	3 Months	1 Yr	3 Yr	5 Yr	10 Yr
Total Return Net (Class Z):	-3.33%	-0.41%	4.24%	3.67%	7.05%
Conservative Customized Blend Index:*	-2.29%	0.49%	4.06%	3.99%	6.41%
Russell 1000 Index:	-3.51%	6.98%	11.31%	11.05%	13.42%
S&P 500 Index:	-3.25%	7.35%	11.51%	11.33%	13.23%

*The Conservative Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (25.5%), the MSCI ACWI ex-US Index (10%), the Bloomberg Barclays US Aggregate Bond Index (29%), the Bloomberg Barclays 1-3 Year Government/Credit Index (29%), the FTSE EPRA/NAREIT Developed Net Index (5%) and the Citigroup 3-Month T-Bill Index (1.5%). The Conservative Customized Blend Index

does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.

Moderate Allocation Fund

	3 Months	1 Yr	3 Yr	5 Yr	10 Yr
Total Return Net (Class Z):	-5.30%	-0.54%	5.70%	4.90%	8.67%
Moderate Customized Blend Index:*	-3.52%	1.50%	6.26%	5.87%	8.71%
Russell 1000 Index:	-3.51%	6.98%	11.31%	11.05%	13.42%
S&P 500 Index:	-3.25%	7.35%	11.51%	11.33%	13.23%

* The Moderate Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (45%), the MSCI ACWI ex-US Index (15%), the Bloomberg Barclays US Aggregate Bond Index (19%), the Bloomberg Barclays 1-3 Year Government/Credit Index (14%), the FTSE EPRA/NAREIT Developed Net Index (5%) and the Citigroup 3-Month T-Bill Index (2%). The Moderate Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.

Balanced Fund

	3 Months	1 Yr	3 Yr	5 Yr	10 Yr
Total Return Net (Class Z):	-3.51%	1.89%	6.60%	7.11%	9.57%
Customized Blend Index:*	-2.81%	2.68%	6.93%	6.98%	9.38%
Bloomberg Barclays US Aggregate Bond Index:	-0.79%	-2.05%	1.04%	1.83%	3.94%
S&P 500 Index:	-3.25%	7.35%	11.51%	11.33%	13.23%

*The Customized Blend Index is a model portfolio consisting of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the MSCI Europe, Australasia and Far East (EAFE) Net Dividend (ND) Index (5%). Each component of the Customized Blend Index is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class under the Fund’s investment strategies. The Customized Blend Index does not reflect deductions for any sales charges, taxes or operating expenses of a mutual fund. These returns would be lower if they included the effect of these expenses

The Balanced Fund’s investment performance has been stronger than that of the Conservative Allocation Fund as of the one-, three-, five-, and ten-year periods ended October 31, 2018. The Balanced Fund’s investment performance has been stronger than that of the Moderate Allocation Fund as of the three-month, and one-, three-, five-, and ten-year periods ended October 31, 2018.

PGIM Investments informed the Directors that the Reorganization is expected to result in reduced gross and reduced or the same net expenses for shareholders of the Acquired Funds and the Balanced Fund due to the continuance of the current contractual expense limitation applicable to the Balanced Fund and the implementation of new contractual expense limitations applicable to the Combined Fund.  Pursuant to the current expense limitation agreement, PGIM Investments has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors. Additionally, upon implementation of the Conservative Allocation Fund Reorganization, the Manager will contractually agree, through, January 31, 2021, to further limit Total Annual Fund Operating Expenses to 1.97% of average daily net assets for Class B shares and 1.47% of average daily net assets for Class R shares of the proforma combined Fund. Additionally, upon implementation of the Moderate Allocation Fund Reorganization, the Manager will contractually agree, through, January 31, 2021, to further limit Total Annual Fund Operating Expenses to 1.53% of average daily net assets for Class R shares of the proforma combined Fund. Based on these facts, the Manager believes that the Reorganization will benefit Balanced Fund shareholders by creating the potential for improved fund performance and lowering expenses, as well as other advantages that come with increased asset growth. The waiver and/or expense reimbursement may not be terminated prior to January 31, 2021 without the prior approval of the Fund’s Board. If such waiver and/or reimbursement are not continued after January 31, 2021, shareholder net expenses may increase as a result of the implementation of the Reorganization.

The Board also noted that as a result of the implementation of the Reorganization, shareholders of the Acquired Funds will become shareholders of the Balanced Fund, which has a higher effective management fee. The Directors considered that the higher management fee is because the Acquiring Fund is an actively managed fund, whereas the Acquired Funds operate as funds-of-funds.  Information regarding the Acquired Funds also references indirect management fee revenue to the Manager from the underlying funds, a feature unique to the Acquired Funds, as funds-of-funds. The Directors further considered that, notwithstanding the higher management fee rate, the Acquired Fund shareholders will experience lower gross expense ratios after the applicable Reorganization and lower or unchanged net operating expense ratios due to the contractual expense limitations for the Balanced Fund.

The Directors considered that if shareholders of the Acquired Funds approve the Reorganization, the Acquired Funds are expected to distribute realized capital gains, if any, to shareholders prior to the closing date. Shareholders of the Acquired Funds who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that all or a substantial portion of the portfolio securities of the Acquired Fund will be sold and new securities will be purchased prior to and solely and directly related to the Reorganization, and the Acquired Funds are expected to realize capital gain or loss in connection with those sales. If the Acquired Funds realize capital gains, those gains may increase the capital gain distribution paid to shareholders.

The Directors also considered that the Acquired Funds would pay the costs of the Reorganization, which are currently estimated to be approximately $221,000 for the Conservative Allocation Fund and approximately $251,000 for the Moderate Allocation Fund. Transaction costs associated with repositioning an Acquired Fund’s portfolio in connection with the Reorganization will be borne by the applicable Acquired Fund before the Reorganization and are estimated to be approximately $[175,000] with respect to the Conservative Allocation Fund and $[218,000] with respect to the Moderate Allocation Fund. The Manager may utilize a transition manager to assist in the transition of the Acquired Funds. The Manager does not expect the engagement of a transition manager to result in any additional expenses for the Acquired Funds.

The Directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of the consummation of the Plans and that, for the following reasons, consummation of the Plans is in the best interests of each Fund:

•  The Funds have similar investment objectives and investment restrictions;

•  The Balanced Fund had better net investment performance than the Acquired Funds for the one-, three-, five-, and ten-year periods ended October 31, 2018;

•  If the Reorganization is implemented, gross expenses will decrease and net expenses will decrease or remain the same for shareholders of the Acquired Funds and the Balanced Fund, based on each Fund’s net assets as of October 31, 2018 and due to the existing and future expense waivers and/or reimbursements discussed above;

•  Although the Acquired Funds and their shareholders will pay the costs of the Reorganization, including the transaction costs to reposition the Acquired Funds prior to closing of the Reorganization, Acquired Fund shareholders are expected to benefit from potentially increased investment performance and decreased net total expenses;

•  The interests of shareholders of the Funds will not be diluted as a result of the Reorganization; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the respective Plan.

The Board reviewed various factors about each Fund, including the assets under management of the Conservative Allocation Fund ($122 million), the Moderate Allocation Fund ($151 million), and the Balanced Fund ($620 million) as of October 31, 2018 and based on the analysis provided by the Manager agreed that the Balanced Fund should be the accounting and performance survivor of the Reorganization.

The Directors also considered that it is a condition to the closing of the Reorganization that the Acquired Funds and the Balanced Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan will not result in a taxable gain or loss for US federal income tax purposes for shareholders of the Acquired Funds and the Balanced Fund. The Directors also considered that although the Reorganization will itself be a tax-free transaction, the distribution of any gains will be taxable to Acquired Fund shareholders, except in the case of shareholders holding their shares in tax-exempt accounts.

Consequently, the Directors of the Acquired Funds approved the Plans and recommend that shareholders of the Acquired Funds vote to approve the Plans.

For the reasons discussed above, the Board of Directors of PIP Inc. on behalf of the Acquired Funds unanimously recommend that you vote FOR the Plans.

Each Reorganization is a separate transaction and shareholder approval of one Reorganization is not contingent upon shareholder approval of another Reorganization. Thus, if shareholders of one Acquired Fund approve the Reorganization relating to their Fund, their Fund will be reorganized, even if shareholders of the other Acquired Fund do not approve the Reorganization relating to their Fund.

If shareholders of an Acquired Fund do not approve the Plan, the Board will consider other possible courses of action for the applicable Acquired Fund, including, among others, consolidation of the Acquired Fund with one or more affiliated funds other than the Balanced Fund; adding one or more new subadvisers, including one or more affiliated subadvisers; replacing the current subadvisers with one or more subadvisers, including one or more affiliated subadvisers; or having the Manager manage the assets directly, including dual-hatting one or more employees of an affiliated subadviser. In the event that the shareholders of an Acquired Fund do not approve the Plan, PGIM Investments may consider recommending to the Board and shareholders the liquidation of the Acquired Fund. A liquidation of the Acquired Fund would result in taxable gains or losses for most shareholders of the applicable Acquired Fund who do not hold their shares in tax-advantaged accounts.

The Funds have similar principal risks, including market risk, risk of increase in expenses, equity and equity-related securities risk, and asset allocation risk. The Acquired Funds are also subject to asset class variation risk, fund-of-funds risk, fund rebalancing risk, non-diversified status, affiliated funds risk and market capitalization risk, while the Balanced Fund is subject to small company risk. The Acquired Funds are also subject to derivatives risk and liquidity risk as principal risks, while such risks are non-principal risks of the Balanced Fund. See “Comparison of Investment Strategies-Principal Risks of Investing in the Funds” for additional details.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Balanced Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The fees and expenses below of the pro forma Balanced Fund after the Reorganization are based on estimated expenses of the Balanced Fund and the Conservative Allocation Fund and Moderate Allocation Fund during the twelve months ended September 30, 2018.

“Certain Expenses” are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses. The Conservative Allocation Fund, the Moderate Allocation Fund, and the Balanced Fund each offer Class A, Class B, Class C, Class R, Class Z, and Class R6 shares.

Conservative Allocation Fund into Balanced Fund

Shareholder Fees and Operating Expenses (unaudited)

Class A Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	5.50%	5.50%	5.50%
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(1)(3)	Balanced Fund(4)	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.26%	0.22%	0.20%
+ Acquired Fund Fees and Expenses	0.62%	—	—
= Total annual fund operating expenses	1.28%	1.17%	1.15%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.06)%	(0.17)%	(0.15)%
= Net annual fund operating expenses	1.22%	1.00%	1.00%

Class B Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	5.00%	5.00%	5.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(3)	Balanced Fund	Pro Forma Balanced Fund After Reorganization(5)
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.61%	0.48%	0.41%
+ Acquired Fund Fees and Expenses	0.62%	—	—
= Total annual fund operating expenses	2.33%	2.13%	2.06%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.36)%	(0.10)%	(0.09)%
= Net annual fund operating expenses	1.97%	2.03%	1.97%

Class C Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(3)	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.29%	0.22%	0.20%
+ Acquired Fund Fees and Expenses	0.62%	—	—
= Total annual fund operating expenses	2.01%	1.87%	1.85%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.04)%	(0.10)%	(0.09)%
= Net annual fund operating expenses	1.97%	1.77%	1.76%

Class R Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(1)(3)	Balanced Fund(2)(4)	Pro Forma Balanced Fund After Reorganization(5)
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	0.75%	0.75%	0.75%
+ Other Expenses	8.59%	1.48%	1.11%
+ Acquired Fund Fees and Expenses	0.62%	—	—
= Total annual fund operating expenses	10.06%	2.88%	2.51%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(8.59)%	(1.25)%	(1.04)%
= Net annual fund operating expenses	1.47%	1.63%	1.47%

Class Z Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund		Balanced Fund		Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None		None		None
Maximum deferred sales charge (load)	None		None		None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None
Redemption fee	None		None		None
Exchange fee	None		None		None
Maximum account fee (accounts under $10,000)	None	**	None	**	None	**

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(3)	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.37%	0.23%	0.22%
+ Acquired Fund Fees and Expenses	0.62%	—	—
= Total annual fund operating expenses	1.09%	0.88%	0.87%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.12)%	(0.10)%	(0.09)%
= Net annual fund operating expenses	0.97%	0.78%	0.78%

Class R6*** Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(3)	Balanced Fund(4)	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	94.83%	10.66%	8.04%
+ Acquired Fund Fees and Expenses	0.62%	—	—
= Total annual fund operating expenses	95.55%	11.31%	8.69%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(94.58)%	(10.66)%	(8.04)%
= Net annual fund operating expenses	0.97%	0.65%	0.65%

**          Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.

***   Formerly known as Class Q.

(1)         The distributor of the Conservative Allocation Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(2)         The distributor of the Balanced Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(3)         The Manager of the Conservative Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(4)         The Manager of the Balanced Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(5)         Upon implementation of the Conservative Allocation Fund Reorganization, the Manager will contractually agree, through, January 31, 2021, to further limit Total Annual Fund Operating Expenses to 1.97% of average daily net assets for Class B shares and 1.47% of average daily net assets for Class R shares of the proforma combined Fund.

Moderate Allocation Fund into Balanced Fund

Shareholder Fees and Operating Expenses (unaudited)

Class A Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Moderate Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	5.50%	5.50%	5.50%
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Moderate Allocation Fund(1)(3)	Balanced Fund(4)	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.23%	0.22%	0.20%
+ Acquired Fund Fees and Expenses	0.68%	—	—
= Total annual fund operating expenses	1.31%	1.17%	1.15%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.05)%	(0.17)%	(0.15)%
= Net annual fund operating expenses	1.26%	1.00%	1.00%

Class B Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Moderate Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	5.00%	5.00%	5.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Moderate Allocation Fund(3)	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.49%	0.48%	0.39%
+ Acquired Fund Fees and Expenses	0.68%	—	—
= Total annual fund operating expenses	2.27%	2.13%	2.04%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.24)%	(0.10)%	(0.08)%
= Net annual fund operating expenses	2.03%	2.03%	1.96%

Class C Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Moderate Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Moderate Allocation Fund(3)	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.27%	0.22%	0.19%
+ Acquired Fund Fees and Expenses	0.68%	—	—
= Total annual fund operating expenses	2.05%	1.87%	1.84%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.02)%	(0.10)%	(0.08)%
= Net annual fund operating expenses	2.03%	1.77%	1.76%

Class R Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Moderate Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Moderate Allocation Fund(1)(3)	Balanced Fund(2)(4)	Pro Forma Balanced Fund After Reorganization(5)
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	0.75%	0.75%	0.75%
+ Other Expenses	10.79%	1.48%	1.38%
+ Acquired Fund Fees and Expenses	0.68%	—	—
= Total annual fund operating expenses	12.32%	2.88%	2.78%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(10.79)%	(1.25)%	(1.25)%
= Net annual fund operating expenses	1.53%	1.63%	1.53%

Class Z Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Moderate Allocation Fund		Balanced Fund		Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None		None		None
Maximum deferred sales charge (load)	None		None		None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None
Redemption fee	None		None		None
Exchange fee	None		None		None
Maximum account fee (accounts under $10,000)	None	**	None	**	None	**

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Moderate Allocation Fund(3)	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.71%	0.23%	0.21%
+ Acquired Fund Fees and Expenses	0.68%	—	—
= Total annual fund operating expenses	1.49%	0.88%	0.86%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.46)%	(0.10)%	(0.08)%
= Net annual fund operating expenses	1.03%	0.78%	0.78%

Class R6*** Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Moderate Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Moderate Allocation Fund(3)	Balanced Fund(4)	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	304.58%	10.66%	8.63%
+ Acquired Fund Fees and Expenses	0.68%	—	—
= Total annual fund operating expenses	305.36%	11.31%	9.28%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(304.33)%	(10.66)%	(8.63)%
= Net annual fund operating expenses	1.03%	0.65%	0.65%

**          Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.

***   Formerly known as Class Q.

(1)         The distributor of the Moderate Allocation Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(2)         The distributor of the Balanced Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(3)         The Manager of the Moderate Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(4)         The Manager of the Balanced Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(5)         Upon implementation of the Moderate Allocation Fund Reorganization, the Manager will contractually agree, through, January 31, 2021, to further limit Total Annual Fund Operating Expenses to 1.53% of average daily net assets for Class R shares of the proforma combined Fund.

Conservative Allocation Fund and Moderate Allocation Fund into Balanced Fund

Shareholder Fees and Operating Expenses (unaudited)

Class A Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	5.50%	5.50%	5.50%	5.50%
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(1)(4)	Moderate Allocation Fund(2) (5)	Balanced Fund(6)	Pro Forma Balanced Fund After Reorganization(7)
Management Fees	0.10%	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%	0.30%
+ Other Expenses	0.26%	0.23%	0.22%	0.19%
+ Acquired Fund Fees and Expenses	0.62%	0.68%	—	—
= Total annual fund operating expenses	1.28%	1.31%	1.17%	1.14%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.06)%	(0.05)%	(0.17)%	(0.14)%
= Net annual fund operating expenses	1.22%	1.26%	1.00%	1.00%

Class B Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	5.00%	5.00%	5.00%	5.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(4)	Moderate Allocation Fund(5)	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
+ Other Expenses	0.61%	0.49%	0.48%	0.36%
+ Acquired Fund Fees and Expenses	0.62%	0.68%	—	—
= Total annual fund operating expenses	2.33%	2.27%	2.13%	2.02%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.36)%	(0.24)%	(0.10)%	(0.07)%
= Net annual fund operating expenses	1.97%	2.03%	2.03%	1.95%

Class C Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(4)	Moderate Allocation Fund(5)	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
+ Other Expenses	0.29%	0.27%	0.22%	0.18%
+ Acquired Fund Fees and Expenses	0.62%	0.68%	—	—
= Total annual fund operating expenses	2.01%	2.05%	1.87%	1.83%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.04)%	(0.02)%	(0.10)%	(0.07)%
= Net annual fund operating expenses	1.97%	2.03%	1.77%	1.76%

Class R Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(1)(4)	Moderate Allocation Fund(2) (5)	Balanced Fund(6)	Pro Forma Balanced Fund After Reorganization(7)
Management Fees	0.10%	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	0.75%	0.75%	0.75%	0.75%
+ Other Expenses	8.59%	10.79%	1.48%	1.27%
+ Acquired Fund Fees and Expenses	0.62%	0.68%	—	—
= Total annual fund operating expenses	10.06%	12.32%	2.88%	2.67%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(8.59)%	(10.79)%	(1.25)%	(1.20)%
= Net annual fund operating expenses	1.47%	1.53%	1.63%	1.47%

Class Z Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund		Moderate Allocation Fund		Balanced Fund		Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None		None		None		None
Maximum deferred sales charge (load)	None		None		None		None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None		None
Redemption fee	None		None		None		None
Exchange fee	None		None		None		None
Maximum account fee (accounts under $10,000)	None	**	None	**	None	**	None	**

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(4)	Moderate Allocation Fund(5)	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	None	None	None	None
+ Other Expenses	0.37%	0.71%	0.23%	0.20%
+ Acquired Fund Fees and Expenses	0.62%	0.68%	—	—
= Total annual fund operating expenses	1.09%	1.49%	0.88%	0.85%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(0.12)%	(0.46)%	(0.10)%	(0.07)%
= Net annual fund operating expenses	0.97%	1.03%	0.78%	0.78%

Class R6*** Shares (for the twelve months ended September 30, 2018)

Shareholder Fees (fees paid directly from your investment)

	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Balanced Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Conservative Allocation Fund(4)	Moderate Allocation Fund(5)	Balanced Fund(6)	Pro Forma Balanced Fund After Reorganization
Management Fees	0.10%	0.10%	0.65%	0.65%
+ Distribution (12b-1) Fees	None	None	None	None
+ Other Expenses	94.83%	304.58%	10.66%	7.80%
+ Acquired Fund Fees and Expenses	0.62%	0.68%	—	—
= Total annual fund operating expenses	95.55%	305.36%	11.31%	8.45%
– Fee waiver and/or expense reimbursement (1)(2)(4)	(94.58)%	(304.33)%	(10.66)%	(7.80)%
= Net annual fund operating expenses	0.97%	1.03%	0.65%	0.65%

**          Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.

***   Formerly known as Class Q.

(1)         The distributor of the Conservative Allocation Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(2)         The distributor of the Moderate Allocation Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(3)         The distributor of the Balanced Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(4)         The Manager of the Conservative Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(5)         The Manager of the Moderate Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(6)   The Manager of the Balanced Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(7)   Upon implementation of the Conservative Allocation Fund Reorganization, the Manager will contractually agree, through, January 31, 2021, to further limit Total Annual Fund Operating Expenses to 1.97% of average daily net assets for Class B shares and 1.47% of average daily net assets for Class R shares of the proforma combined Fund.  Upon implementation of the Moderate Allocation Fund Reorganization, the Manager will contractually agree, through, January 31, 2021, to further limit Total Annual Fund Operating Expenses to 1.53% of average daily net assets for Class R shares of the proforma combined Fund.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Balanced Fund after the Reorganization. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period.

Conservative Allocation Fund into Balanced Fund

Full Redemption —Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$667	$928	$1,208	$2,005
Balanced Fund	646	885	1,143	1,878
Balanced Fund After Reorganization	646	881	1,134	1,858

Class B Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$700	$993	$1,313	$2,250
Balanced Fund	706	957	1,235	2,094
Balanced Fund After Reorganization	700	937	1,200	2,039

Class C Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$300	$627	$1,079	$2,334
Balanced Fund	280	578	1,002	2,182
Balanced Fund After Reorganization	279	573	992	2,162

Class R Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$150	$2,129	$3,912	$7,639
Balanced Fund	166	774	1,408	3,115
Balanced Fund After Reorganization	150	682	1,242	2,768

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$99	$335	$589	$1,318
Balanced Fund	80	271	478	1,075
Balanced Fund After Reorganization	80	269	473	1,064

Class R6 Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$99	$6,053	$6,106	$6,106
Balanced Fund	66	2,280	4,223	8,105
Balanced Fund After Reorganization	66	1,814	3,434	6,991

No Redemption —Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$667	$928	$1,208	$2,005
Balanced Fund	646	885	1,143	1,878
Balanced Fund After Reorganization	646	881	1,134	1,858

Class B Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$200	$693	$1,213	$2,250
Balanced Fund	206	657	1,135	2,094
Balanced Fund After Reorganization	200	637	1,100	2,039

Class C Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$200	$627	$1,079	$2,334
Balanced Fund	180	578	1,002	2,182
Balanced Fund After Reorganization	179	573	992	2,162

Class R Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$150	$2,129	$3,912	$7,639
Balanced Fund	166	774	1,408	3,115
Balanced Fund After Reorganization	150	682	1,242	2,768

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$99	$335	$589	$1,318
Balanced Fund	80	271	478	1,075
Balanced Fund After Reorganization	80	269	473	1,064

Class R6 Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$99	$6,053	$6,106	$6,106
Balanced Fund	66	2,280	4,223	8,105
Balanced Fund After Reorganization	66	1,814	3,434	6,991

Moderate Allocation Fund into Balanced Fund

Full Redemption —Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$671	$938	$1,224	$2,038
Balanced Fund	646	885	1,143	1,878
Balanced Fund After Reorganization	646	881	1,134	1,858

Class B Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$706	$986	$1,293	$2,231
Balanced Fund	706	957	1,235	2,094
Balanced Fund After Reorganization	699	932	1,191	2,026

Class C Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$306	$641	$1,101	$2,378
Balanced Fund	280	578	1,002	2,182
Balanced Fund After Reorganization	279	571	988	2,152

Class R Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$156	$2,522	$4,554	$8,469
Balanced Fund	166	774	1,408	3,115
Balanced Fund After Reorganization	156	744	1,358	3,018

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$105	$426	$770	$1,740
Balanced Fund	80	271	478	1,075
Balanced Fund After Reorganization	80	266	469	1,053

Class R6 Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$105	$10,502	$10,502	$10,502
Balanced Fund	66	2,280	4,223	8,105
Balanced Fund After Reorganization	66	1,921	3,621	7,272

No Redemption —Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$671	$938	$1,224	$2,038
Balanced Fund	646	885	1,143	1,878
Balanced Fund After Reorganization	644	881	1,134	1,858

Class B Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$206	$686	$1,193	$2,231
Balanced Fund	206	657	1,135	2,094
Balanced Fund After Reorganization	199	632	1,091	2,026

Class C Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$206	$641	$1,101	$2,378
Balanced Fund	180	578	1,002	2,182
Balanced Fund After Reorganization	179	571	988	2,152

Class R Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$156	$2,522	$4,554	$8,469
Balanced Fund	166	774	1,408	3,115
Balanced Fund After Reorganization	166	744	1,358	3,018

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$105	$426	$770	$1,740
Balanced Fund	80	271	478	1,075
Balanced Fund After Reorganization	80	266	469	1,053

Class R6 Shares	One Year	Three Years	Five Years	Ten Years
Moderate Allocation Fund	$105	$10,502	$10,502	$10,502
Balanced Fund	66	2,280	4,223	8,105
Balanced Fund After Reorganization	66	1,921	3,621	7,272

Conservative Allocation Fund and Moderate Allocation Fund into Balanced Fund

Full Redemption —Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$667	$928	$1,208	$2,005
Moderate Allocation Fund	671	938	1,224	2,038
Balanced Fund	646	885	1,143	1,878
Balanced Fund After Reorganization	646	879	1,130	1,848

Class B Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$700	$993	$1,313	$2,250
Moderate Allocation Fund	706	986	1,293	2,231
Balanced Fund	706	957	1,235	2,094
Balanced Fund After Reorganization	698	927	1,182	2,009

Class C Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$300	$627	$1,079	$2,334
Moderate Allocation Fund	306	641	1,101	2,378
Balanced Fund	280	578	1,002	2,182
Balanced Fund After Reorganization	279	569	984	2,142

Class R Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$150	$2,129	$3,912	$7,639
Moderate Allocation Fund	156	2,522	4,554	8,469
Balanced Fund	166	774	1,408	3,115
Balanced Fund After Reorganization	150	715	1,308	2,914

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$99	$335	$589	$1,318
Moderate Allocation Fund	105	426	770	1,740
Balanced Fund	80	271	478	1,075
Balanced Fund After Reorganization	80	264	464	1,042

Class R6 Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$99	$6,053	$6,106	$6,106
Moderate Allocation Fund	105	10,502	10,502	10,502
Balanced Fund	66	2,280	4,223	8,105
Balanced Fund After Reorganization	66	1,770	3,357	6,871

No Redemption —Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$667	$928	$1,208	$2,005
Moderate Allocation Fund	671	938	1,224	2,038
Balanced Fund	646	885	1,143	1,878
Balanced Fund After Reorganization	646	879	1,130	1,848

Class B Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$200	$693	$1,213	$2,250
Moderate Allocation Fund	206	686	1,193	2,231
Balanced Fund	206	657	1,135	2,094
Balanced Fund After Reorganization	198	627	1,082	2,009

Class C Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$200	$627	$1,079	$2,334
Moderate Allocation Fund	206	641	1,101	2,378
Balanced Fund	180	578	1,002	2,182
Balanced Fund After Reorganization	179	569	984	2,142

Class R Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$150	$2,129	$3,912	$7,639
Moderate Allocation Fund	156	2,522	4,554	8,469
Balanced Fund	166	774	1,408	3,115
Balanced Fund After Reorganization	150	715	1,308	2,914

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$99	$335	$589	$1,318
Moderate Allocation Fund	105	426	770	1,740
Balanced Fund	80	271	478	1,075
Balanced Fund After Reorganization	80	264	464	1,042

Class R6 Shares	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund	$99	$6,053	$6,106	$6,106
Moderate Allocation Fund	105	10,502	10,502	10,502
Balanced Fund	66	2,280	4,223	8,105
Balanced Fund After Reorganization	66	1,770	3,357	6,871

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual fund operating expenses” remain the same in the years shown (except that fee waivers or reimbursements, if any, are reflected only for the periods for which they are in effect). These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar charts show each Fund’s performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Conservative Allocation Fund (as of December 31, 2017)

(1) Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets in this share class. The total return for Class Z shares from January 1, 2018 to September 30, 2018 was 1.08%.

BEST QUARTER: 10.85% (2nd Quarter 2009) WORST QUARTER: -9.82% (4th Quarter 2008)

Average Annual Total Returns % (including sales charges) (as of December 31, 2017)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class A Shares	5.06%	4.36%	4.36%	—
Class B Shares	5.32%	4.58%	4.58%	—
Class C Shares	9.31%	4.75%	4.75%	—
Class R Shares	10.86%	5.26%	5.26%	—
Class R6 Shares†**	N/A	N/A	N/A	N/A
Class Z Shares %
Return Before Taxes	11.40%	5.80%	5.10%	—
Return After Taxes on Distributions	9.78%	4.26%	3.90%	—
Return After Taxes on Distributions and Sale of Fund Shares	6.83%	4.03%	3.62%	—

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

† Formerly known as Class Q.

*  Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
Conservative Customized Blend Index	9.54%	5.83%	4.62%	—
Russell 1000 Index	21.69%	15.71%	8.59%	—
S&P 500 Index	21.82%	15.78%	8.49%	—
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Conservative Funds Average	8.64%	4.78%	4.26%	—

Moderate Allocation Fund (as of December 31, 2017)

(1) Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets in this share class. The total return for Class Z shares from January 1, 2018 to September 30, 2018 was 2.31%.

BEST QUARTER: 15.20% (2nd Quarter 2009) WORST QUARTER: -16.05% (4th Quarter 2008)

Average Annual Total Returns % (including sales charges) (as of December 31, 2017)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class A Shares	9.55%	6.92%	4.71%	—
Class B Shares	10.05%	7.18%	4.52%	—
Class C Shares	14.06%	7.32%	4.52%	—
Class R Shares	15.73%	7.82%	5.03%	—
Class R6 Shares†**	N/A	N/A	N/A	N/A
Class Z Shares %
Return Before Taxes	16.19%	8.41%	5.57%	—
Return After Taxes on Distributions	14.46%	7.01%	4.59%	—
Return After Taxes on Distributions and Sale of Fund Shares	9.69%	6.27%	4.18%	—

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

† Formerly known as Class Q.

**  Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
Moderate Customized Blend Index	14.55%	8.87%	5.70%	—
Russell 1000 Index	21.69%	15.71%	8.59%	—
S&P 500 Index	21.82%	15.78%	8.49%	—
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Conservative Funds Average*	12.75%	7.29%	4.95%	—
Lipper Mixed-Asset Target Growth Funds Average*	15.70%	9.19%	5.44%	—

*  The Fund is compared to the Lipper Mixed-Asset Target Allocation Moderate Funds category, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds category. The Lipper Mixed-Asset Target Allocation Moderate Funds category is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for Fund performance comparisons.

Balanced Fund (as of December 31, 2017)

(1)  Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets in this share class. The total return of Class Z shares from January 1, 2018 to September 30, 2018 was 4.55%.

BEST QUARTER: 11.72% (2nd Quarter 2009) WORST QUARTER: -14.13% (4th Quarter 2008)

Average Annual Total Returns % (including sales charges) (as of December 31, 2017)

	ONE YEAR	FIVE YEARS	TEN YEARS
Class A Shares	7.78%	8.71%	5.52%
Class B Shares	8.17%	9.03%	5.39%
Class C Shares	12.24%	9.18%	5.39%
Class R Shares	13.73%	9.73%	5.88%
Class R6 Shares**	N/A	N/A	N/A
Class Z Shares %
Return Before Taxes	14.35%	10.28%	6.44%
Return After Taxes on Distributions	12.46%	8.45%	5.30%
Return After Taxes on Distributions and Sale of Fund Shares	8.97%	7.70%	4.88%

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

**  Formerly Class Q shares.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS
Index % (reflects no deduction for fees, expenses or taxes)
Customized Blend Index	14.02%	9.81%	6.71%
Bloomberg Barclays US Aggregate Bond Index	3.54%	2.10%	4.01%
S&P 500 Index	21.82%	15.78%	8.49%
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Allocation Growth Funds Average	15.70%	9.19%	5.44%

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Strategies and Principal Risks of the Funds

This section describes the investment objectives and strategies of the Funds and the differences between them. For a complete description of the investment strategies and risks for the Balanced Fund, you should read the Prospectus (enclosed as Exhibit B) for the Balanced Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in the Balanced Fund’s SAI, which is also incorporated by reference into this Prospectus/Proxy Statement.

The Funds have similar investment objectives and investment restrictions. The investment objective of the Conservative Allocation Fund is current income and a reasonable level of capital appreciation and the investment objective of the Moderate Allocation Fund is capital appreciation and a reasonable level of current income, while the investment objective of the Balanced Fund is income and long-term growth of capital. Each Acquired Fund is structured as a fund-of-funds. The Conservative Allocation Fund seeks to achieve its objective by investing approximately 60% (which may range from 55% to 65%) of its total assets in underlying funds that invest primarily in fixed-income securities, with the remainder of total assets invested in underlying funds that invest primarily in equity securities. The Moderate Allocation Fund invests approximately 65% (which may range from 60% to 70%) of its total assets in underlying funds that invest primarily in a diversified portfolio of equity securities, with the remainder invested in underlying funds that invest primarily in fixed income securities. The Balanced Fund is actively managed and seeks to achieve its objective by investing in a portfolio of equity (45% to 70% of total assets), fixed-income (30% to 55% of total assets), and money market securities (up to 35% of total assets).  The fundamental investment restrictions of each Acquired Fund and the Balanced Fund are the same in all material respects, except that each Acquired Fund is non-diversified, while the Balanced Fund is diversified.  Each Acquired Fund’s investment objective is a fundamental investment objective, while the investment objective of the Balanced Fund is not a fundamental investment objective.  The Balanced Fund has exposure to a similar mix of asset classes as both Acquired Funds, albeit in somewhat different proportions.

Certain important differences in the Funds’ strategies, such as the fund-of-funds structure of the Acquired Funds versus the actively managed Acquiring Fund, and the diversification restriction of the Balanced Fund, while the Acquired Funds are non-diversified, are explained in more detail below.

The subadviser to the Acquired Funds and the Balanced Fund is Quantitative Management Associates LLC (“QMA”), an affiliate of the investment manager of both Funds, PGIM Investments LLC (the “Manager” or “PGIM Investments”). For the Balanced Fund, QMA serves as subadviser with respect to asset allocation for the Balanced Fund as a whole and also manages the equity sleeve of the Balanced Fund. PGIM Fixed Income, the primary public fixed-income asset management unit of PGIM, Inc., serves as subadviser for the fixed income sleeve of the Balanced Fund. The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval with respect to the Acquired Funds and the Balanced Fund.

Comparison of Investment Strategies

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund’s subadviser(s). Because the Funds were each launched at different times, there are some differences between the Funds with respect to investment policies and disclosure that appears in each of their prospectuses and SAIs.

Conservative Allocation Fund into Balanced Fund

	Conservative Allocation Fund	Balanced Fund
Investment Objective	Current income and a reasonable level of capital appreciation. This is a fundamental investment objective and cannot be changed without shareholder approval.	Income and long-term growth of capital. This is a fundamental investment objective and cannot be changed without shareholder approval.
Principal Investments/ Investment Strategy

The Conservative Allocation Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed-income and equity securities. The Fund under normal circumstances will invest approximately 60% (which may range from 55% to 65%) of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Fund’s total assets in Underlying Funds that invest primarily in equity securities.

The Balanced Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities that is actively managed to capitalize on opportunities created by perceived misvaluation. In pursuing the Fund’s objective, the Fund’s investment subadvisers normally invest in a wide variety of equity securities, fixed-income securities and money market instruments.

Equity and Equity-related Securities / Market Capitalization

The Conservative Allocation Fund will normally invest approximately 40% of its total assets in Underlying Funds that invest primarily in common stocks of US and non-US companies of all market capitalization ranges.

Normally the Balanced Fund will invest 45% to 70% of its total assets in equity and equity-related securities. The Fund may invest up to 15% of its total assets in equity and equity-related securities of small companies. QMA considers small cap stocks to include those in the Russell 2000 Index.

Fixed-Income Securities

The Conservative Allocation Fund will normally invest approximately 60% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed

Under normal circumstances, 30% to 55% of the Balanced Fund’s total assets are invested in fixed-income securities.

by the US Government and its agencies, and debt obligations issued by US companies, non-US companies and non-US governments and their agencies.
High Yield Debt Obligations	The Conservative Allocation Fund may invest up to 20% of its total assets in Underlying Funds that invest in high-yield debt obligations—also known as “junk bonds.”	The Balanced Fund may invest up to 20% of total assets in high risk/high yield securities known as “junk bonds.
Foreign Securities

The Conservative Allocation Fund may invest up to 25% of its total assets in Underlying Funds that invest in non-US dollar denominated non-US debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.  The Fund may invest up to 20% of its total assets in Underlying Funds that invest in non-US dollar-denominated stocks of non-US companies, including companies in emerging markets.

The Balanced Fund may invest up to 15% of total assets in non-US equity securities and up to 20% of the Fund’s total assets in non-US debt securities.
Exchange-Traded Funds (ETFs) / Exchange-Traded Notes (ETNs)	The Conservative Allocation Fund does not have a policy relating to exchange traded funds (ETFs) / exchange-traded notes (ETNs).

The Balanced Fund may invest in exchange-traded funds (ETFs) or exchange traded notes (ETNs) for exposure to relevant markets, and also may use derivatives for hedging or to improve the Fund’s returns.

Leveraging	The Conservative Allocation Fund may invest in Underlying Funds that enter into dollar rolls, forward rolls and reverse repurchase agreements.	The Balanced Fund may invest up to 33 1/3% of total assets in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements.
Derivatives	The Conservative Allocation Fund may invest in Underlying Funds that use various derivative strategies to try to improve its returns	The Balanced Fund may invest up to 25% of its net assets in derivatives.
Mortgage-Related Securities

The Conservative Allocation Fund may invest in Underlying Funds that invest in mortgage-related securities issued or guaranteed by US governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers.

The Balanced Fund may invest up to 55% of total assets in mortgage-related securities.
Asset-Backed Debt Securities	The Conservative Allocation Fund may invest in Underlying Funds that invest in asset-backed debt securities.	The Balanced Fund may invest up to 55% of total assets in asset-backed securities.
Collateralized Debt Obligations	The Conservative Allocation Fund does not have a policy relating to collateralized debt obligations.	The Balanced Fund may invest up to 5% of investable assets in collateralized debt obligations.
Credit-Linked Securities	The Conservative Allocation Fund does not have a policy relating to collateralized debt obligations.	The Balanced Fund may invest up to 15% of investable assets in credit-linked securities.
Short Sales	The Conservative Allocation Fund may invest in Underlying Funds that make short sales of a security.	The Balanced Fund may invest up to 25% of net assets in short Sales (excluding short sales against-the-box).
Illiquid Securities

The Conservative Allocation Fund, through its investments in Underlying Funds, also follows certain policies when it holds illiquid securities (each Underlying Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Balanced Fund may invest up to 15% of net assets in illiquid Securities.
Money Market Instruments	The Conservative Allocation Fund, either directly or through an Underlying Fund, may invest in money market instruments.	The Balanced Fund may invest up to 35% of total assets normally and up to 100% on temporary basis, in money market instruments.
Diversification	The Conservative Allocation Fund is classified as a non-diversified fund.	The Balanced Fund is classified as a diversified fund.
Manager of Managers structure	The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval.	The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval.

Performance Benchmark	Conservative Customized Blend Index Russell 1000 Index S&P 500 Index	Customized Blend Index Bloomberg Barclays US Aggregate Bond Index S&P 500 Index

Moderate Allocation Fund into Balanced Fund

	Moderate Allocation Fund	Balanced Fund
Investment Objective	Capital appreciation and a reasonable level of current income. This is a fundamental investment objective and cannot be changed without shareholder approval.	Income and long-term growth of capital. This is a fundamental investment objective and cannot be changed without shareholder approval.
Principal Investments/ Investment Strategy

The Moderate Allocation Fund seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Fund will invest approximately 65% (which may range from 60% to 70%) of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities with the remainder invested in Underlying Funds that invest in fixed-income securities.

The Balanced Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities that is actively managed to capitalize on opportunities created by perceived misvaluation. In pursuing the Fund’s objective, the Fund’s investment subadvisers normally invest in a wide variety of equity securities, fixed-income securities and money market instruments.

Equity and Equity-related Securities / Market Capitalization

The Moderate Allocation Fund will normally invest approximately 65% of its total assets in Underlying Funds that invest primarily in common stocks of US and non-US companies of all market capitalization ranges

Normally the Balanced Fund will invest 45% to 70% of its total assets in equity and equity-related securities. The Fund may invest up to 15% of its total assets in equity and equity-related securities of small companies. QMA considers small cap stocks to include those in the Russell 2000 Index.

Fixed-Income Securities

The Moderate Allocation Fund will normally invest approximately 35% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the US Government and its agencies, and debt obligations issued by US companies, non-US companies and non-US governments and their agencies.

Under normal circumstances, 30% to 55% of the Balanced Fund’s total assets are invested in fixed-income securities.
High Yield Debt Obligations	The Moderate Allocation Fund may invest up to 20% of its total assets in Underlying Funds that invest in high-yield debt obligations—also known as “junk bonds.”	The Balanced Fund may invest up to 20% of total assets in high risk/high yield securities known as “junk bonds.”
Foreign Securities

The Moderate Allocation Fund may invest up to 30% of its total assets in Underlying Funds that invest in non-US dollar-denominated stocks of non-US companies, including companies in emerging markets. The Fund may also invest up to 25% of its total assets in Underlying Funds that invest in non-US dollar-denominated non-US debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.

The Balanced Fund may invest up to 15% of total assets in non-US equity securities and up to 20% of the Fund’s total assets in non-US debt securities.
Exchange-Traded Funds (ETFs) / Exchange-Traded Notes (ETNs)	The Moderate Allocation Fund does not have a policy relating to exchange-traded funds (ETFs) / exchange-traded notes (ETNs).

The Balanced Fund may invest in exchange-traded funds (ETFs) or exchange traded notes (ETNs) for exposure to relevant markets, and also may use derivatives for hedging or to improve the Fund’s returns.

Leveraging	The Moderate Allocation Fund may invest in Underlying Funds that enter into dollar rolls, forward rolls and reverse repurchase agreements.	The Balanced Fund may invest up to 33 1/3% of total assets in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements.
Derivatives	The Moderate Allocation Fund may invest in Underlying Funds that use various derivative strategies to try to improve its returns	The Balanced Fund may invest up to 25% of its net assets in derivatives.
Mortgage-Related Securities

The Moderate Allocation Fund may invest in Underlying Funds that invest in mortgage-related securities issued or guaranteed by US governmental entities or private entities and in collateralized mortgage obligations

The Balanced Fund may invest up to 55% of total assets in mortgage-related securities.

(CMOs) issued by private issuers.
Asset-Backed Debt Securities	The Moderate Allocation Fund may invest in Underlying Funds that invest in asset-backed debt securities.	The Balanced Fund may invest up to 55% of total assets in asset-backed securities.
Collateralized Debt Obligations	The Moderate Allocation Fund does not have a policy relating to collateralized debt obligations.	The Balanced Fund may invest up to 5% of investable assets in collateralized debt obligations.
Credit-Linked Securities	The Moderate Allocation Fund does not have a policy relating to credit-linked securities.	The Balanced Fund may invest up to 15% of investable assets in credit-linked securities.
Short Sales	The Moderate Allocation Fund may invest in Underlying Funds that make short sales of a security.	The Balanced Fund may invest up to 25% of net assets in short sales (excluding short sales against-the-box).
Illiquid Securities

The Moderate Allocation Fund, through its investments in Underlying Funds, also follows certain policies when it holds illiquid securities. (Each Underlying Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days.)

The Balanced Fund may invest up to 15% of net assets in illiquid Securities.
Money Market Instruments	The Moderate Allocation Fund, either directly or through an Underlying Fund, may invest in money market instruments.	The Balanced Fund may invest up to 35% of total assets normally; up to 100% on temporary basis, in money market instruments.
Diversification	The Moderate Allocation Fund is classified as a non-diversified fund.	The Balanced Fund is classified as a diversified fund.
Manager of Managers structure	The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval.	The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval.
Performance Benchmark	Moderate Customized Blend Index Russell 1000 Index S&P 500 Index	Customized Blend Index Bloomberg Barclays US Aggregate Bond Index S&P 500 Index

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. The table below compares the principal risks of the Funds.

The Funds have similar principal risks, including market risk, risk of increase in expenses, equity and equity-related securities risk, and asset allocation risk. The Acquired Funds are also subject to asset class variation risk, fund-of-funds risk, fund rebalancing risk, non-diversified status, affiliated funds risk and market capitalization risk, while the Balanced Fund is subject to small company risk. The Acquired Funds are also subject to derivatives risk and liquidity risk as principal risks, while such risks are non-principal risks of the Balanced Fund.

Conservative Allocation Fund into Balanced Fund

Principal Risks	Conservative Allocation Fund	Balanced Fund

Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline.  Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

	Yes	Yes

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or non-US central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

	Yes	Yes

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

	Yes	Yes

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a

	Yes	Yes

loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Yes	Yes

Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Yes	Yes

Small Company Risk. Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.

No	Yes

Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

No, but the Fund may invest up to 60% of its total assets in Underlying Funds that invest primarily in fixed-income securities.	Yes

Foreign Securities Risk. The Fund’s investments in securities of non-US issuers or issuers with significant exposure to non-US markets involve additional risk. Non-US countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as non-US markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

No, but see “Foreign Market Risk”	Yes

Foreign Market Risk. Non-US markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in non-US securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.

Yes	No, but see “Foreign Securities Risk”

Asset Allocation Risk. The subadviser may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.

Yes	Yes

Money Market Instruments Risk. Although money market instruments are generally viewed as low risk investments, money market instruments are nevertheless subject to credit risk, market risk, prepayment risk and interest rate risk

No, but the Fund may invest in money market instruments.	Yes

Mortgages and Mortgage-Related Securities Risk. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.

No	Yes

Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, market risk and interest rate risk.  Asset-backed securities are also subject to prepayment risk, which is the risk that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest

No	Yes

rates, which could require the Fund to reinvest in lower yielding debt instruments.  Asset-backed securities are also subject to extension risk, which is the risk that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall.  Asset-backed securities are subject to illiquidity risk, which is the risk that the securities may be difficult to value precisely and to sell at the time or price desired.

US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk.  Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Connecticut Avenue Securities issued by Fannie Mae and Structured Agency Credit Risk issued by Freddie Mac carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.

	No	Yes

Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

	Yes	Yes

Affiliated Funds Risk. The Fund’s Manager serves as manager of the Underlying Funds.  In addition, the Fund may invest in certain underlying funds for which its subadviser serves as subadviser.  It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds.  For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser.  However, the Fund has adopted procedures to mitigate these concerns.

	Yes	No

Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.

	Yes	No

Derivatives Risk. Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.

The US Government and non-US governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

	Yes	No, but the Fund may invest up to 25% of its net assets in derivatives.

Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

	Yes	No
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund’s investments. In such event, an Underlying Fund may	Yes	No

be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund’s expenses or result in the Underlying Fund becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund’s performance and thus the Fund’s performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.

The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund’s investments in the event of significant market or other events that may require more rapid action.

Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.	Yes	No

Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money.  In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

	Yes	No, but the Fund can invest up to 15% of its net assets in illiquid securities.
Junk Bonds Risk. High-yield debt obligations, including debt securities rated below investment grade—also known as “junk bonds”—have a higher risk of default and tend to be less liquid.	Yes	No, but the Fund can invest up to 20% of its total assets in junk bonds.

Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.

	Yes	No, but see “Small Company Risk”

Non-Diversified Status. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, the Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, the Fund’s assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree.

Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund.  To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.

	Yes	No

Prepayment Risk. Funds investing in mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, an Underlying Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

	Yes	No, but see “Interest Rate Risk”

Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial.

	Yes	No

Moderate Allocation Fund into Balanced Fund

Principal Risks	Moderate Allocation Fund	Balanced Fund

Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline.  Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

	Yes	Yes

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or non-US central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

	Yes	Yes

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

	Yes	Yes

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

	Yes	Yes

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

	Yes	Yes

Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

	Yes	Yes

Small Company Risk. Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.

	No	Yes

Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

	No, but the Fund may invest up to 35% of its total assets in Underlying Funds that invest primarily in fixed-income securities.	Yes

Foreign Securities Risk. The Fund’s investments in securities of non-US issuers or issuers with significant exposure to non-US markets involve additional risk. Non-US countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as non-US markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

	No, but see “Foreign Market Risk”	Yes

Foreign Market Risk. Non-US markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in non-US securities, to the extent that an Underlying Fund invests in securities of

	Yes	No, but see “Foreign Securities Risk”

emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.

Asset Allocation Risk. The subadviser may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.

	Yes	Yes

Money Market Instruments Risk. Although money market instruments are generally viewed as low risk investments, money market instruments are nevertheless subject to credit risk, market risk, prepayment risk and interest rate risk

	No, but the Fund may invest in money market instruments.	Yes

Mortgages and Mortgage-Related Securities Risk. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.

	No	Yes

Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, market risk and interest rate risk.  Asset-backed securities are also subject to prepayment risk, which is the risk that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments.  Asset-backed securities are also subject to extension risk, which is the risk that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall.  Asset-backed securities are subject to illiquidity risk, which is the risk that the securities may be difficult to value precisely and to sell at the time or price desired.

	No	Yes

US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk.  Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Connecticut Avenue Securities issued by Fannie Mae and Structured Agency Credit Risk issued by Freddie Mac carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.

	No	Yes

Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

	Yes	Yes

Affiliated Funds Risk. The Fund’s Manager serves as manager of the Underlying Funds.  In addition, the Fund may invest in certain underlying funds for which its subadviser serves as subadviser.  It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds.  For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser.  However, the Fund has adopted procedures to mitigate these concerns.

	Yes	No

Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.

	Yes	No

Derivatives Risk. Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives

	Yes	No, but the Fund may invest up to 25% of its net assets in derivatives.

have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.

The US Government and non-US governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

	Yes	No

Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund’s investments. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund’s expenses or result in the Underlying Fund becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund’s performance and thus the Fund’s performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.

The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund’s investments in the event of significant market or other events that may require more rapid action.

	Yes	No
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.	Yes	No

Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money.  In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

	Yes	No, but the Fund can invest up to 15% of its net assets in illiquid securities.
Junk Bonds Risk. High-yield debt obligations, including debt securities rated below investment grade—also known as “junk bonds”—have a higher risk of default and tend to be less liquid.	Yes	No, but the Fund can invest up to 20% of its total assets in junk bonds.

Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.

	Yes	No, but see “Small Company Risk”

Non-Diversified Status. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, the Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, the Fund’s assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree.

	Yes	No

Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund.  To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.

Prepayment Risk. Funds investing in mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, an Underlying Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Yes	No, but see “Interest Rate Risk”

Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial.

Yes	No

Comparison of Other Strategies

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Acquired Funds may temporarily invest up to 100% of its total assets in high-quality non-US or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Acquired Funds’ assets when the equity and fixed-income markets are unstable. In addition, certain Underlying Funds may temporarily invest up to 100% of their total assets in high-quality non-US or domestic money market instruments in response to adverse conditions, which may limit their ability to achieve their respective investment objective. In response to adverse market, economic or political conditions, the Balanced Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits the Balanced Fund’s ability to achieve its investment objective, but may help to preserve the Balanced Fund’s assets.

Investments in Affiliated Funds. The Balanced Fund may invest its assets in affiliated short-term bond funds and/or money market funds. The affiliated funds are registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). The Balanced Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Balanced Fund to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Balanced Fund to the risks associated with the particular asset class. As a shareholder in the affiliated funds, the Balanced Fund will pay its proportional share of the expenses of the affiliated funds, but the affiliated funds do not pay a management fee to the investment manager, since the investment manager only receives reimbursement for its expenses. Thus, shareholders of the Balanced Fund are not paying management fees for both the Balanced Fund and the affiliated funds. The investment results of the portions of the Balanced Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds. The Acquired Funds are structured as “funds of funds,” meaning that instead of buying individual securities directly, the Funds invest primarily in other mutual funds within the PGIM Funds family.

Reverse Repurchase Agreements and Forward Rolls. The Acquired Funds may invest in Underlying Funds that enter into reverse repurchase agreements and forward rolls. With a reverse repurchase agreement, the Underlying Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. When an Underlying Fund enters into a forward roll, the Underlying Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.  The Balanced Fund may enter into reverse repurchase agreements, where the Balanced Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Balanced Fund borrows money to purchase securities and those securities decline in value, then the value of the Balanced Fund’s shares will decline faster than if the Balanced Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains. Borrowing, including any reverse repurchase agreements that involve borrowing, shall not exceed 33 1/3% of the value of the Balanced Fund’s total assets.

Repurchase Agreements. The Acquired Funds may invest in Underlying Funds that use repurchase agreements, where a party agrees to sell a security to an Underlying Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Underlying Fund and is, in effect, a loan by the Underlying Fund. The Underlying Funds generally use repurchase agreements for cash management purposes only.  The Balanced Fund does not have a similar policy.

Other Investments. In addition to the strategies and securities discussed above, each Fund may use other strategies or invest in other types of securities as described in its SAI. Each Fund might not use all of the strategies or invest in all of the types of securities as described in its respective Prospectus or SAI.

Fundamental Investment Restrictions

The following charts set out the fundamental investment restrictions for each Fund, summarizes the differences between them and provides a brief discussion of the 1940 Act’s requirements with respect to such restrictions.

Conservative Allocation Fund into Balanced Fund

Fundamental Restriction	Conservative Allocation Fund	Balanced Fund	Differences and Brief Discussion
1940 Act diversification	The Conservative Allocation Fund does not have a fundamental policy on 1940 Act diversification.

The Balanced Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

The Balanced Fund is classified as a “diversified” fund under the 1940 Act, while the Conservative Allocation Fund is classified as “non-diversified”. A “diversified” fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Borrowing

The Conservative Allocation Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

The Balanced Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

There are no differences between the Funds’ restrictions. The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Real Estate

The Conservative Allocation Fund may not buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Balanced Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

There are no differences between the Funds’ restrictions. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited to 15% of net assets in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities	The Conservative Allocation Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund	The Balanced Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i)	There are no differences between the Funds’ restrictions. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts

Fundamental Restriction	Conservative Allocation Fund	Balanced Fund	Differences and Brief Discussion

may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a mutual fund is limited to 15% of net assets in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration

The Conservative Allocation Fund may not purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities.

The Balanced Fund may not purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities.

There are no differences between the Funds’ restrictions. Neither Fund concentrates its assets in a single industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.

Underwriter

The Conservative Allocation Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund may purchase restricted securities without limit.

The Balanced Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The Conservative Allocation Fund’s policy on making loans is less restrictive than that of the Balanced Fund, in that it allows the Conservative Allocation Fund to purchase restricted securities without limit. The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances. The 1940 Act does not require funds to have a fundamental policy regarding purchases of restricted securities.

Loans

The Conservative Allocation Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered

The Balanced Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.

There are no differences between the Funds’ restrictions. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC and the SEC staff frequently treat repurchase agreements as loans.)

Fundamental Restriction	Conservative Allocation Fund	Balanced Fund	Differences and Brief Discussion
the making of a loan, and is permitted if consistent with the Fund’s investment objective.

For both Funds, whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund’s assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Moderate Allocation Fund into Balanced Fund

Fundamental Restriction	Moderate Allocation Fund	Balanced Fund	Differences and Brief Discussion
1940 Act diversification	The Moderate Allocation Fund does not have a fundamental policy on 1940 Act diversification.

The Balanced Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

The Balanced Fund is classified as a “diversified” fund under the 1940 Act, while the Moderate Allocation Fund is classified as “non-diversified”. A “diversified” fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Borrowing

The Moderate Allocation Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

The Balanced Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

There are no differences between the Funds’ restrictions. The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Real Estate

The Moderate Allocation Fund may not buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real

The Balanced Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that

There are no differences between the Funds’ restrictions. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited to 15% of net assets in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Fundamental Restriction	Moderate Allocation Fund	Balanced Fund	Differences and Brief Discussion
	estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	real estate can be liquidated in an orderly manner.
Commodities

The Moderate Allocation Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

The Balanced Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

There are no differences between the Funds’ restrictions. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a mutual fund is limited to 15% of net assets in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration

The Moderate Allocation Fund may not purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities.

The Balanced Fund may not purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities.

There are no differences between the Funds’ restrictions. Neither Fund concentrates its assets in a single industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.

Underwriter

The Moderate Allocation Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund may purchase restricted securities without limit.

The Balanced Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The Moderate Allocation Fund’s policy on making loans is less restrictive than that of the Balanced Fund, in that it allows the Moderate Allocation Fund to purchase restricted securities without limit. The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances. The 1940 Act does not require funds to have a fundamental policy regarding purchases of restricted securities.

Loans

The Moderate Allocation Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or

The Balanced Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in

There are no differences between the Funds’ restrictions. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security,

Fundamental Restriction	Moderate Allocation Fund	Balanced Fund	Differences and Brief Discussion

participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.

government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.

coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC and the SEC staff frequently treat repurchase agreements as loans.)

For both Funds, whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund’s assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Non-Fundamental Investment Restrictions

The following charts set out the non-fundamental investment restrictions for each Fund and summarizes the differences between them.

Conservative Allocation Fund into Balanced Fund

Conservative Allocation Fund	Balanced Fund	Differences and Brief Discussion

The Conservative Allocation Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

The Balanced Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

There are no differences between the Funds’ restrictions.

The Conservative Allocation Fund may not make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Balanced Fund may have up to 5% of its total assets allocated to uncovered short sales. Short sales “against the box” are not subject to this limitation.

The Balanced Fund may not make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Balanced Fund may have up to 5% of its total assets allocated to uncovered short sales. Short sales “against the box” are not subject to this limitation.

There are no differences between the Funds’ restrictions.

The Conservative Allocation Fund may not invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

The Balanced Fund may not invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

There are no differences between the Funds’ restrictions.

Conservative Allocation Fund	Balanced Fund	Differences and Brief Discussion

Notwithstanding the non-fundamental restriction above, so long as a Fund is also an Underlying Fund for an Asset Allocation Fund, it may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Notwithstanding the non-fundamental restriction above, so long as a Fund is also an Underlying Fund for an Asset Allocation Fund, it may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

There are no differences between the Funds’ restrictions.

The Conservative Allocation Fund may not invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

	N/A	The Conservative Allocation Fund may not directly invest in interests in oil, gas or other mineral exploration or development programs.
The Conservative Allocation Fund may not purchase more than 10% of all outstanding voting securities of any one issuer.	The Balanced Fund may not purchase more than 10% of all outstanding voting securities of any one issuer.	There are no differences between the Funds’ restrictions.
The Conservative Allocation Fund may invest up to 100% of its respective total assets in shares of affiliated mutual funds in accordance with its investment objective and policies.	N/A	The Balanced Fund is not subject to a limitation with respect to investing in affiliated funds as a result of its fund of funds structure.

Notwithstanding any other investment policy or restriction, the Conservative Allocation Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the respective Fund.

	N/A	The Balanced Fund is not subject to a limitation with respect to investing in affiliated funds as a result of its fund of funds structure.

Moderate Allocation Fund into Balanced Fund

Moderate Allocation Fund	Balanced Fund	Differences and Brief Discussion

The Moderate Allocation Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

The Balanced Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

There are no differences between the Funds’ restrictions.

The Moderate Allocation Fund may not make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Balanced Fund may have up to 5% of its total assets allocated to uncovered short sales.

The Balanced Fund may not make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Balanced Fund may have up to 5% of its total assets allocated to

There are no differences between the Funds’ restrictions.

Moderate Allocation Fund	Balanced Fund	Differences and Brief Discussion
Short sales “against the box” are not subject to this limitation.	uncovered short sales. Short sales “against the box” are not subject to this limitation.

The Moderate Allocation Fund may not invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

The Balanced Fund may not invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

There are no differences between the Funds’ restrictions.

Notwithstanding the non-fundamental restriction above, so long as a Fund is also an Underlying Fund for an Asset Allocation Fund, it may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Notwithstanding the non-fundamental restriction above, so long as a Fund is also an Underlying Fund for an Asset Allocation Fund, it may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

There are no differences between the Funds’ restrictions.

The Moderate Allocation Fund may not invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

	N/A	The Balanced Fund may not directly invest in interests in oil, gas or other mineral exploration or development programs.
The Moderate Allocation Fund may not purchase more than 10% of all outstanding voting securities of any one issuer.	The Balanced Fund may not purchase more than 10% of all outstanding voting securities of any one issuer.	There are no differences between the Funds’ restrictions.
The Moderate Allocation Fund may invest up to 100% of its respective total assets in shares of affiliated mutual funds in accordance with its investment objective and policies.	N/A	The Balanced Fund is not subject to a limitation with respect to investing in affiliated funds as a result of its fund of funds structure.

Notwithstanding any other investment policy or restriction, the Moderate Allocation Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the respective Fund.

	N/A	The Balanced Fund is not subject to a limitation with respect to investing in affiliated funds as a result of its fund of funds structure.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and net income derived from interests in “qualified publicly traded partnerships” (i.e. partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of its taxable year,

(i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, US Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Certain Federal Tax Consequences of the Reorganization.”

Comparison of Organizational Structures

Description of Shares and Organizational Structure

The Funds operate pursuant to their charter (the “Charter”) and Bylaws and are governed by the Board of Directors (the “Board” or the “Directors”) of PIP Inc. We have summarized below certain rights of shareholders of each of the Acquired Funds and the Balanced Fund. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the governing documents of PIP Inc. for more complete information.

The Conservative Allocation Fund, the Moderate Allocation Fund and the Balanced Fund are each series of PIP Inc., an open-end management investment company organized as a Maryland corporation.

In accordance with the Charter of PIP Inc., the Board may, without shareholder approval, unless such approval is required by the 1940 Act, convey all of the assets of an acquired fund to an acquiring fund in consideration for shares of the acquiring fund and the assumption by the acquiring fund of the liabilities of the acquired fund.  The Board can then liquidate the acquired fund and cause the corporation to distribute the shares of the acquiring fund in redemption of the outstanding shares of the acquired fund.  Shareholder approval for this Reorganization is required by Rule 17a-8 under the 1940 Act.

PIP Inc. is authorized to issue 6.625 billion shares of common stock, $0.001 par value per share, which are currently divided into six portfolios or series, including the Funds. Each series of PIP Inc. includes more than one class of shares. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class R6 and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares and Class C shares have a conversion feature and (5) Class Z, Class R, Class R2, Class R4 and Class R6 shares are offered exclusively for sale to a limited group of investors.

In accordance with the Charter, the Board may authorize the creation of additional series and classes within such series, with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as the Board may determine. All shares of each Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class R6 and Class Z shares, which are not subject to any distribution and/or or service fees) bears the expenses related to the distribution of its shares.

Except for the conversion feature applicable to the Class B shares and Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of that Fund’s assets after all debt and expenses of that Fund have been paid.

PIP Inc. does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP Inc. will not be required to hold meetings of shareholders unless, for example, the election of directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of a majority of PIP Inc.’s outstanding shares entitled to vote at the meeting. PIP Inc. shall indemnify present and former Board Members and officers and, to the extent authorized by the Board, employees and agents, against judgments, penalties, fines, settlements and reasonable expenses actually incurred, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law.

Under the Articles of Incorporation, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as the Board may determine. All consideration received by PIP Inc. for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Directors serve for indefinite terms and may fill vacancies on the Board, subject to the requirements of the 1940 Act. The voting rights of shareholders are not cumulative so that holders of more than 50 percent of the shares voting can, if they choose, elect all Board Members being selected, while the holders of the remaining shares would be unable to elect any Board Members.

Shareholder Meetings

Place of Meeting. PIP Inc. may hold shareholder meetings at any place in the United States set by the Board.

Record Date. The Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 days prior to the applicable meeting of shareholders.

Annual Meetings. PIP Inc. is not required to hold annual meetings of their shareholders in any year in which the election of Directors is not required to be acted upon under the 1940 Act.

Quorum. For PIP Inc., the presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, shall constitute a quorum.

Adjournments. Each Fund can adjourn a meeting of shareholders without further notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within 120 days after the date of the original meeting.

Amendments of Charter

Amendments to the Charter generally require the approval of the Board and at least a majority of the votes entitled to be cast by shareholders. However, the Board may amend the charter to change the name of PIP Inc., or change the designation or par value of shares, without shareholder approval.  Under Maryland law and the Charter, the Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify authorized but unissued shares, without shareholder approval.

Amendment of By-Laws

PIP Inc.’s By-Laws can be amended by majority vote of the shareholders or by the affirmative vote of two-thirds of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Board of Directors

Number of Members. For PIP Inc., the number of Directors shall be at least three (3) and as shall be determined from time to time by the Board.

Removal of Board Members. Any Director may be removed with or without cause at a meeting of shareholders by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

Board Vacancies. A vacancy on the Board of PIP Inc. may be filled by a majority of its Board; provided that in the event that less than the majority of the Directors holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Directors then in office shall call a shareholders’ meeting for the election of Directors.

Limitation on Liability of Directors and Officers.  Maryland law provides that the charter of a Maryland corporation may limit the liability of its directors and officers to the corporation or its shareholders for money damages except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Charter includes a provision limiting the liability of directors and officers to the fullest extent permitted by Maryland law, provided that no director or officer will be protected from any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification of Director, Officers, Employees and Agents.  The Charter and PIP Inc.’s Bylaws provide for indemnification of directors and officers to the fullest extent required or permitted by law (as limited by the 1940 Act).  The Bylaws also permit PIP Inc. to indemnify employees and agents to the extent authorized by the Board, the Charter, or the Bylaws and as permitted by law.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received.  A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received.  However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses.

Liability of Shareholders

Under Maryland law, shareholders are generally not liable for a corporation’s debts or obligations.

Termination and Dissolution

Any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.  If all outstanding shares are redeemed, the Board may authorize the dissolution of PIP Inc. without shareholder action.

Management of the Funds

Under investment management agreements with PIP Inc., on behalf of the Acquired Funds (the “Allocation Funds Management Agreement”), and PIP Inc., on behalf of the Balanced Fund (the “Balanced Fund Management Agreement,” and together with the Allocation Funds Management Agreement, the “Management Agreements” and each, a “Management Agreement”), PGIM Investments LLC (the “Manager” or “PGIM Investments”), located at 655 Broad Street, Newark, New Jersey 07102, manages each Fund’s investment operations and administers its business affairs and is responsible for supervising QMA, as subadviser to both the Acquired Funds and the Balanced Fund, and PGIM, Inc., as subadviser for the fixed income sleeve of the Balanced Fund.

Pursuant to the Management Agreements, PGIM Investments, subject to the supervision of the Boards and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the respective Board with respect to the retention of investment subadviser(s) and the renewal of contracts. The Manager also administers the Funds’ corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ respective custodian and transfer agent. The management services of PGIM Investments to the Funds are not exclusive under the terms of the Management Agreements and PGIM Investments is free to, and does, render management services to others.

PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. PGIM Investments is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Founded in 1875, Prudential Financial is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries. As of September 30, 2018, PGIM Investments had total assets under management of approximately $286 billion.

Subadviser and Portfolio Managers.

QMA is subadviser to both the Acquired Funds and the Balanced Fund. QMA performs asset allocation for the Balanced Fund and also manages the equity sleeve of that Fund. PGIM, Inc. is subadviser for the fixed income sleeve of the Balanced Fund.

Quantitative Management Associates LLC (QMA), a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, Inc. Serving investors since 1975, QMA targets superior risk-adjusted returns by combining research-driven quantitative processes built on economic and behavioral foundations with judgement from experienced market practitioners. As of September 30, 2018, QMA managed approximately $128.1 billion in quantitative equity and global multi-asset allocation solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts for leading financial services companies. With offices in Newark and San Francisco and sales support in London, QMA’s primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

PGIM, Inc. is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial) that was organized in 1984. Its address is 655 Broad Street, Newark, New Jersey 07102. As of September 30, 2018, PGIM managed approximately $1.17 trillion in assets.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $729 billion in assets under management as of September 30, 2018, and is the unit of PGIM that provides investment advisory services to the Fund.

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed-income market: US and non-US government bonds, mortgage-backed and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

Portfolio Managers—Acquired Funds

QMA typically follows a team approach in the management of its portfolios. The members of QMA’s portfolio management team with primary responsibility for management of the Acquired Funds are listed below.

Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.

Peter Vaiciunas, CFA, is a Senior Investment Associate and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Peter served as an Investment Analyst for Memorial Sloan Kettering’s endowment fund and held roles at ITG Investment Research, Liquidnet Inc. and Speakeasy Investment Group in Toronto. Peter earned his BC from the University of Toronto and an MBA from McMaster University, DeGroote School of Business.

Portfolio Managers—Balanced Fund

Stacie L. Mintz, CFA, is a Managing Director and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, she is responsible for portfolio management, analysis and research, and she oversees a team of investment professionals. Prior to her current role, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

John W. Moschberger, CFA, is a Managing Director and Head of Equity Indexing for QMA. In this capacity, he is responsible for portfolio management, analysis and research, and he oversees a team of investment professionals. Prior to joining QMA, John worked as a Research Analyst with Prudential Equity Management Associates. John earned a BS in finance from the University of Delaware and an MBA from Fairleigh Dickinson University.

Edward J. Lithgow, CFA, is a Vice President and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to his current role, Ed was a Quantitative Analyst for the Quantitative Equity and Equity Indexing teams responsible for optimizing portfolios, monitoring cash flows and conducting performance attribution and risk analysis. He also traded equities, currencies and futures for the Equity Indexing funds. Ed earned a BS in business administration from Seton Hall University and an MBA in finance from St. Joseph’s University.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.

Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.

Irene Tunkel, MBA, CFA, is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, she focuses on systematic models that enhance decision-making. Prior to QMA, Irene was an Executive Director and Senior Quantitative Strategist at the JPMorgan Chase & Co. Private Bank CIO portfolio management team, with responsibilities spanning investment strategy and quantitative research in the multi-asset space. Previously, Irene led the Investor Behavior Research equity team at State Street Associates, was a Senior Portfolio Strategist and Portfolio Manager at Prudential UK M&G Investments, and was a Global Quantitative Analyst at Citigroup Asset Management in London. Irene earned a BA in economics from Brandeis University and an MBA from the Massachusetts Institute of Technology Sloan School of Management.

Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). Named Morningstar’s 2017 Fixed Income Manager of The Year for PGIM Total Return Bond Fund.

Richard Piccirillo is a Managing Director and Senior Portfolio Manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Named Morningstar’s 2017 Fixed Income Manager of The Year for PGIM Total Return Bond Fund.

Gregory Peters is a Managing Director and Senior Portfolio Manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining PGIM Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the Firm’s macro research and asset allocation strategy. In addition, he was Morgan Stanley’s Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Mr. Peters was also recently recognized as Business Insider’s Top Analysts and Top Analyst’s to Watch by CEO World. Mr. Peters earned a BA in

Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association. Named Morningstar’s 2017 Fixed Income Manager of The Year for PGIM Total Return Bond Fund.

Investment Management Fees

Each Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PGIM Investments or a Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days’, nor less than 30 days’, written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PGIM Investments for each Fund, as well as the investment management fees paid by each Fund to PGIM Investments for the past fiscal periods, are set forth below.  While the amount waived includes both the management fee and other expenses, the chart below only shows the impact on the management fee.

Conservative Allocation Fund

Management Fee Rate:
0.10% of average daily net assets up to and including $5 billion;
0.08% of average daily net assets over $5 billion.

Management Fees Paid by Conservative Allocation Fund	2018	2017	2016
Gross Fee	$129,490	$227,430	$285,061
Amount Waived by PGIM Investments	$(90,276)	$(17,735)	None
Net Fee	$39,214	$209,695	$285,061

Note:  For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.

The Manager of the Conservative Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

Moderate Allocation Fund

Management Fee Rate:

0.10% of average daily net assets up to and including $5 billion;

0.08% of average daily net assets over $5 billion.

Management Fees Paid by Moderate Allocation Fund	2018	2017	2016
Gross Fee	$167,315	$285,840	$331,689
Amount Waived by PGIM Investments	$(86,620)	$(12,132)	$(678)
Net Fee	$80,695	$273,708	$331,011

Note:  For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.

The Manager of the Moderate Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

Balanced Fund

Management Fee Rate:
0.65% of average daily net assets up to and including $1 billion;
0.60% of average daily net assets over $1 billion.

Management Fees Paid by Balanced Fund	2018	2017	2016
Gross Fee	$3,922,996	$3,443,296	$2,890,267
Amount Waived by PGIM Investments	$(376,892)	$(105,949)	$(88,931)
Net Fee	$3,546,104	$3,337,347	$2,801,336

Note:  For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.

The Manager of the Balanced Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

Distribution Plan

PIMS serves as the principal underwriter and distributor for both Funds. PIP Inc. has adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z and Class R6 shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of each Fund’s average daily net assets attributable to Class A shares
Class B	1.00% of each Fund’s average daily net assets attributable to Class B shares
Class C	1.00% of each Fund’s average daily net assets attributable to Class C shares
Class R	0.75% of each Fund’s average daily net assets attributable to Class R shares
Class Z	None
Class R6	None

•  For the Acquired Funds, PIMS has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for each Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, PIMS has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for each Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

•  For the Balanced Fund, PIMS has contractually agreed until January 31, 2020 to reduce its distribution and service (12b-1) fees applicable to Class R shares to 0.50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

•  Class Z and Class R6 shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, each whole and fractional share of Class A shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class A shares of common stock, par value $0.001 per share, of the Balanced Fund, each whole and fractional share of Class B shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class B shares of common stock, par value $0.001 per share, of the Balanced Fund, each whole and fractional share of Class C shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class C shares of common stock, par value $0.001 per share, of the Balanced Fund, each whole and fractional share of Class R shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class R shares of common stock, par value $0.001 per share, of the Balanced Fund, each whole and fractional share of Class Z shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of common stock, par value $0.001 per share, of the Balanced Fund, each whole and fractional share of Class R6 shares of each of the Acquired Funds will be exchanged for whole and fractional shares of equal dollar value of Class R6 shares of common stock, par value $0.001 per share, of the Balanced Fund, and outstanding shares of the Acquired Funds will be cancelled.

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, a Fund will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. Each Fund may not compute the NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund’s portfolio securities do not materially affect NAV. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Open-end, non-exchange traded mutual funds are valued at their net asset value as determined as of the close of the NYSE on the date of valuation. Corporate bonds (other than convertible debt securities) and US Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent, or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Options on securities and securities indexes that are listed on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Where exchange trading has halted on exchange-traded call or put options, the last available traded price may be used for a period of no longer than five business days. On the sixth business day, such options may be valued at zero in the absence of trading, when such options are “out of the money” by more than 5% of the value of the underlying asset and expire within 14 calendar days of the valuation date. If this methodology is determined to not be representative of the market value for the options, they will be fair valued.

Futures contracts and options thereon traded on a commodities exchange or Board of Trade shall be valued on the day of valuation at the last sale price at the close of trading on such exchange or Board of Trade or, if there was no sale on the applicable exchange or Board of Trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or Board of Trade or at the last bid price in the absence of an asked price. Quotations of non-US securities in a non-US currency are converted to US dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of the Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Funds. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or subadviser (or Valuation Committee or Board)

does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other PGIM mutual funds; and such other factors as may be determined by the subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or Manager believes were priced incorrectly.

A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that the Manager determines that one or more portfolio securities constitute Fair Value Securities, the Manager’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Funds’ NAV and/or the fair valuation of the securities in the aggregate results in a change of less than one half of one percent of the Funds’ daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, reports of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, the Funds use a service provided by a pricing vendor to fair value non-US Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation “trigger” determined by the Board. The fair value prices of non-US Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Funds could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.

Generally, futures contracts will be valued at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the PGIM money market funds and exchange-traded funds are excluded from this policy. In addition, transactions by affiliated PGIM funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

This policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-established or scheduled for a specific date.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares of each Fund are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares of each Fund are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class Z shares, Class R shares and Class R6 shares are sold at NAV without an initial sales charge.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund’s Board from time to time. Refer to each Fund’s Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class in certain other PGIM Investments mutual funds—including those of PIP Inc. and PGIM Government Money Market Fund (a money market fund)—if you satisfy the minimum investment requirements. For example, you can exchange Class Z shares of the Balanced Fund for Class Z shares of other funds in the PGIM Investments mutual fund family, but you can’t exchange Class Z shares for a different share class of another fund.

In addition, Class R6 shares cannot be exchanged for Class R6 shares of the Prudential Day One Funds or the PGIM 60/40 Allocation Fund.

After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class B or Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

Note: Class B shares may not be purchased or acquired by any Class B shareholder except by exchange from Class B shares of another fund or through dividend and/or capital gains reinvestment.

There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class B or Class C shares into PGIM Government Money Market Fund, the time you hold the Class B or Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.

For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.

Tax Information

Each Fund’s dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund
Dividends	Quarterly	Annually	Quarterly
Short-Term Capital Gains	Annually	Annually	Annually
Long-Term Capital Gains	Annually	Annually	Annually

*  Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of an Acquired Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by the Funds, including the preparation of certain documents. The Funds will determine a specific date for the actual Reorganization to take place. The date on which the Reorganization will occur is called the “closing date.” The closing date for the Reorganization is expected to occur in May 2019, if shareholders approve the Reorganization at the April 15, 2019 meeting. If the meeting is adjourned, the closing date may change. If shareholders of an Acquired Fund do not approve the Plan, the Reorganization with respect to that Acquired Fund will not take place and the Board of the Acquired Fund will consider alternative courses of action, as described above.

If the shareholders of an Acquired Fund approve the Plan, PIP Inc. will deliver to the Balanced Fund all of the Acquired Fund’s assets and the Balanced Fund will assume all of the liabilities of the Acquired Fund on the closing date. PIP Inc. will issue to the Acquired Funds shares of the Balanced Fund of a value equal to the dollar value of the net assets delivered to the Balanced Fund by the Acquired Fund. The Acquired Fund will then distribute to its shareholders of record as of the close of business on the closing date the Balanced Fund shares in the equivalent value and of the equivalent class as such shareholder holds in the Acquired Fund in redemption of all outstanding shares of the Acquired Fund. The Acquired Fund will subsequently liquidate and terminate, and the Balanced Fund will be the surviving fund. The stock transfer books of the Acquired Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Acquired Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, an Acquired Fund may amend the Plan without shareholder approval. Each Acquired Fund may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the applicable Acquired Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. The Conservative Allocation Fund and the Moderate Allocation Fund will pay such expenses which are estimated to be approximately $221,000 and $251,000, respectively.

Estimated Reorganization Expenses for the Conservative Allocation Fund

Printing, Processing and Mailing of Proxy Statements	$98,000
Solicitation Expenses	$41,000
Legal Expenses	$65,000
Audit Fees	$17,000
Total Estimated Reorganization Expenses	$221,000

Estimated Reorganization Expenses for the Moderate Allocation Fund

Printing, Processing and Mailing of Proxy Statements	$115,000
Solicitation Expenses	$54,000
Legal Expenses	$65,000
Audit Fees	$17,000
Total Estimated Reorganization Expenses	$251,000

If a Reorganization is approved by shareholders of the applicable Acquired Fund, it is currently anticipated that all or a substantial portion of the portfolio securities of the Acquired Fund will be sold and/or redeemed in kind and new securities will be purchased prior to and solely and directly related to the Reorganization. This is because the Conservative Allocation Fund and the Moderate Allocation Fund each operate as funds-of-funds, whereas the Balanced Fund is actively managed. As of the date of this Prospectus/Proxy Statement, if approximately 100% of the Conservative Allocation Fund’s investments had been sold as of October 31, 2018 due to the Reorganization, the Conservative Allocation Fund would have realized capital gains of approximately $1.90 per share (comprised of both short term and long term capital gains), approximately 15% of the net asset value of the Conservative Allocation Fund. As of the date of this Prospectus/Proxy Statement, if approximately 100% of the Moderate Allocation Fund’s investments had been sold as of October 31, 2018 due to the Reorganization, the Moderate Allocation Fund would have realized capital gains of approximately $3.77 per share (comprised of both short term and long term capital gains), approximately 26% of the net asset value of the Moderate Allocation Fund. Any capital gains realized by the Acquired Funds prior to the closing date of the Reorganization will be distributed to shareholders of the Acquired Funds prior to the closing date of the Reorganization. Shareholders of the Acquired Funds who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Funds’ ability to use available carryovers, and are subject to change. As of October 31, 2018, it is anticipated that transaction costs of approximately $[175,000] and $[218,000] will be incurred by the Conservative Allocation Fund and its shareholders, and the Moderate Allocation Fund and its shareholders, respectively, to reposition its portfolio in connection with the Reorganization.

Certain Federal Tax Consequences of each Reorganization

The consummation of each Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Code. With respect to each Reorganization, it is a condition to each Fund’s obligation to complete the Reorganization that the Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Balanced Fund of the assets of the Acquired Fund in exchange solely for voting shares of the Balanced Fund and the assumption by the Balanced Fund of the liabilities, if any, of the Acquired Fund, followed by the distribution of the Balanced Fund shares received by the Acquired Fund pro rata to its shareholders, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Balanced Fund and the Acquired Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•  No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Balanced Fund in exchange solely for voting shares of the Balanced Fund and the assumption by the Balanced Fund of the liabilities, if any, of the Acquired Fund. In addition, no gain or loss will be recognized by the Acquired Fund on the distribution of such shares to its shareholders in liquidation;

•  No gain or loss will be recognized by the Balanced Fund upon the acquisition of the assets of the Acquired Fund in exchange solely for voting shares of the Balanced Fund and the assumption of the liabilities, if any, of the Acquired Fund;

•  The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of the Acquired Fund solely for shares of the Balanced Fund, as described in this Prospectus/Proxy Statement and the Plan;

•  The Balanced Fund’s tax basis for the assets acquired from the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund, and the holding period of such assets acquired by the Balanced Fund will include the holding period of such assets when held by the Acquired Fund (except to the extent that the investment activities of the Balanced Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Funds’ taxable year or on which gain was recognized on the transfer to the Balanced Fund);

•  The Acquired Fund shareholders’ tax basis for the shares of the Balanced Fund received by them pursuant to the reorganization will be equal, in the aggregate, to their tax basis in the Acquired Fund shares exchanged therefor;

•  The holding period of the Balanced Fund shares received by the shareholders of the Acquired Funds will include the holding period of the Acquired Funds shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange; and

•  The Balanced Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of a Reorganization on the Funds or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or the courts. If a Reorganization is consummated but fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the Acquired Fund to the Balanced Fund followed by a taxable liquidation of the Acquired Fund, and the shareholders of the Acquired Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Acquired Fund and the fair market value of the shares of the Balanced Fund receive in exchange therefor.

The Funds do not have any capital loss carryovers.

Characteristics of PIP Inc. Shares

PIP Inc. is organized under the laws of the State of Maryland. PIP Inc. presently consists of six portfolios, including the Balanced Fund: PGIM Jennison Growth Fund, PGIM Jennison Equity Opportunity Fund, PGIM Conservative Allocation Fund, PGIM Moderate Allocation Fund, and

PGIM Growth Allocation Fund. PIP Inc. is authorized to issue 6.625 billion shares of common stock, $0.001 par value per share, currently divided into six series with up to nine classes, designated Class A, Class B, Class C, Class R, Class Z, Class T, Class R2, Class R4 and Class R6 shares. Details are set forth above under “Comparison of Organizational Structure—Description of Shares and Organizational Structure—the Balanced Fund.”

Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class R6 and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares and Class C shares have a conversion feature and (5) Class Z, Class R, Class R2, Class R4 and Class R6 shares are offered exclusively for sale to a limited group of investors.

In accordance with PIP Inc.’s Charter, the Board may authorize the creation of additional series and classes within such series, with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as the Board may determine. All shares of each Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class R6 and Class Z shares, which are not subject to any distribution and/or or service fees) bears the expenses related to the distribution of its shares.

Except for the conversion feature applicable to the Class B shares and Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of that Fund’s assets after all debt and expenses of that Fund have been paid.

PIP Inc. does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP Inc. will not be required to hold meetings of shareholders unless, for example, the election of directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of a majority of PIP Inc.’s outstanding shares entitled to vote at the meeting. PIP Inc. shall indemnify present and former directors and officers and, to the extent authorized by the Board, employees and agents, against judgments, penalties, fines, settlements and expenses, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law.

Capitalization

The following table sets forth, as of September 30, 2018, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Balanced Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Balanced Fund is likely to be different when the Plan is consummated.

Conservative Allocation Fund into Balanced Fund

Class A	Conservative Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$87,433,360	$360,798,042		$448,231,402
Total shares outstanding	6,716,845	22,031,208	(1,379,033)	27,369,020
Net asset value per share	$13.02	$16.38		$16.38

Class B	Conservative Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$4,680,100	$9,373,898		$14,053,998
Total shares outstanding	361,425	569,052	(77,266)	853,211
Net asset value per share	$12.95	$16.47		$16.47

Class C	Conservative Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$25,306,596	$89,948,751		$115,255,347
Total shares outstanding	1,953,568	5,459,441	(417,974)	6,995,035
Net asset value per share	$12.95	$16.48		$16.48

Class R	Conservative Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$178,280	$2,225,826		$2,404,106
Total shares outstanding	13,645	135,871	(2,761)	146,755
Net asset value per share	$13.07	$16.38		$16.38

Class Z	Conservative Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$10,099,034	$183,203,617		$193,302,651
Total shares outstanding	771,958	11,106,853	(159,524)	11,719,287
Net asset value per share	$13.08	$16.49		$16.49

Class R6	Conservative Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$62,774	$2,502,403		$2,565,178
Total shares outstanding	4,801	151,672	(997)	155,476
Net asset value per share	$13.07	$16.50		$16.50

Moderate Allocation Fund into Balanced Fund

Class A	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$125,569,429	$360,798,042	$(25,114)	$486,342,357
Total shares outstanding	8,116,050	22,031,208	(451,562)	29,695,696
Net asset value per share	$15.47	$16.38		$16.38

Class B	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$8,963,196	$9,373,898		$18,337,094
Total shares outstanding	585,998	569,052	(41,785)	1,113,265
Net asset value per share	$15.30	$16.47		$16.47

Class C	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$24,321,811	$89,948,751		$114,270,562
Total shares outstanding	1,590,581	5,459,441	(114,743)	6,935,279
Net asset value per share	$15.29	$16.48		$16.48

Class R	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$179,550	$2,225,826		$2,405,376
Total shares outstanding	11,686	135,871	(724)	146,833
Net asset value per share	$15.36	$16.38		$16.38

Class Z	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$2,936,402	$183,203,617		$186,140,019
Total shares outstanding	189,431	11,106,853	(11,359)	11,284,925
Net asset value per share	$15.50	$16.49		$16.49

Class R6	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$10,384	$2,502,404		$2,512,788
Total shares outstanding	670	151,672	(41)	152,301
Net asset value per share	$15.50	$16.50		$16.50

Conservative Allocation Fund and Moderate Allocation Fund into Balanced Fund

Class A	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$87,433,360	$125,569,429	$360,798,042	$(24,114)	$573,775,717
Total shares outstanding	6,716,845	8,116,050	22,031,208	(1,830,595)	35,033,508
Net asset value per share	$13.02	$15.47	$16.38		$16.38

Class B	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$4,680,100	$8,963,196	$9,373,898		$23,017,194
Total shares outstanding	361,425	585,998	569,052	(119,050)	1,397,425
Net asset value per share	$12.95	$15.30	$16.47		$16.47

Class C	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$25,306,596	$24,321,811	$89,948,751		$139,577,158
Total shares outstanding	1,953,568	1,590,581	5,459,441	(532,717)	8,470,873
Net asset value per share	$12.95	$15.29	$16.48		$16.48

Class R	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$178,280	$179,550	$2,225,826		$2,583,656
Total shares outstanding	13,645	11,686	135,871	(3,485)	157,717
Net asset value per share	$13.07	$15.36	$16.38		$16.38

Class Z	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$10,099,034	$2,936,402	$183,203,617		$196,239,053
Total shares outstanding	771,958	189,431	11,106,853	(170,883)	11,897,359
Net asset value per share	$13.08	$15.50	$16.49		$16.49

Class R6	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Fund	Pro Forma Adjustments*	Pro Forma Balanced Fund After Reorganization (unaudited)
Net assets	$62,774	$10,384	$2,502,404		$2,575,562
Total shares outstanding	4,801	670	151,672	(1,037)	156,106
Net asset value per share	$13.07	$15.50	$16.50		$16.50

*Pro Forma adjustment includes transaction costs. Classes that are subject to expense caps reflect no adjustment.

VOTING INFORMATION

Required Vote

Only shareholders of record of the Acquired Funds at the close of business on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were [             ] shares of the Conservative Allocation Fund issued and outstanding and [             ] shares of the Moderate Allocation Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of all the votes of each of the Acquired Funds entitled to be voted at the Meeting is required to constitute a quorum of each of the Acquired Funds at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a 1940 Act Majority is necessary to approve the Plan.

Each shareholder of each of the Acquired Funds will be entitled to one vote for each full share and a fractional vote for each fractional share of each of the Acquired Funds held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the applicable Acquired Funds’ shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” The Acquired Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a 1940 Act Majority of each of the Acquired Funds outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan.

In the event that sufficient votes to obtain a quorum have not been obtained by each of the Acquired Funds, the Acquired Funds may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Acquired Funds would only take such actions if the Acquired Funds believed that they would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the Acquired Funds generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or the chairman of the Meeting may adjourn the Meeting.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in the discretion of the proxy holder upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Acquired Funds at 655 Broad Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Acquired Funds. In addition, the Acquired Funds have engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the Acquired Funds have not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $41,000 for the Conservative Allocation Fund and approximately $54,000 for the Moderate Allocation Fund. PGIM Investments and/or its affiliates will pay the costs of the Reorganization, which are approximately $221,000 for the Conservative Allocation Fund and approximately $251,000 for the Moderate Allocation Fund.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of each Fund’s most recent fiscal year end.

Conservative Allocation Fund’s Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Conservative Allocation Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Conservative Allocation Fund beneficially owned by the portfolio manager.

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies*/ Total Assets	Other Pooled Investment Vehicles*/ Total Assets	Other Accounts*/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies**
Quantitative Management Associates LLC	Joel M. Kallman, MBA, CFA	34/$84,988,295,217	5/$2,497,496,407	21/$1,458,034,859	$10,001-$50,000
	Peter Vaiciunas, MBA, CFA	34/$84,988,295,217	5/$2,497,496,407	21/$1,458,034,859	$1,000-$10,000
	Edward L. Campbell, MBA, CFA	34/$84,988,295,217	5/$2,497,496,407	21/$1,458,034,859	$50,001-$100,000

*  Accounts are managed on a team basis.  If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).  QMA “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. QMA “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

**  “Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other PGIM funds, insurance company separate accounts, and collective and commingled trusts.  “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan.  “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar ranges for each Portfolio Manager’s investment in the Funds are as follows:  Joel Kallman:  Balanced Fund: $10,001-$50,000; Conservative Allocation Fund: None; Moderate Allocation Fund: None; Peter Vaiciunas: Conservative Allocation Fund: None; Moderate Allocation Fund: None; Edward L. Campbell: None.

Moderate Allocation Fund’s Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Moderate Allocation Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Moderate Allocation Fund beneficially owned by the portfolio manager.

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies*/ Total Assets	Other Pooled Investment Vehicles*/ Total Assets	Other Accounts*/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies**
Quantitative Management Associates LLC	Joel M. Kallman, MBA, CFA	38/$84,954,046,618	5/$2,497,496,407	21/$1,458,034,859	$10,001-$50,000
	Peter Vaiciunas, MBA, CFA	38/$84,954,046,618	5/$2,497,496,407	21/$1,458,034,859	$1,000-$10,000
	Edward L. Campbell, MBA, CFA	38/$84,954,046,618	5/$2,497,496,407	21/$1,458,034,859	$50,001-$100,000

*  Accounts are managed on a team basis.  If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).  QMA “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. QMA “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

**  “Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other PGIM funds, insurance company separate accounts, and collective and commingled trusts.  “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan.  “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar ranges for each Portfolio Manager’s investment in the Funds are as follows:  Joel Kallman:  Balanced Fund: $10,001-$50,000; Conservative Allocation Fund: None; Moderate Allocation Fund: None; Peter Vaiciunas: Conservative Allocation Fund: None; Moderate Allocation Fund: None; Edward L. Campbell: None.

Balanced Fund’s Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Balanced Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Balanced Fund beneficially owned by the portfolio manager.

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies
PGIM, Inc. (PGIM)	Michael J. Collins	18/$60,268,387,275	7/$13,958,189,847	41/$23,140,509,181	None*
	Richard Piccirillo	40/$67,541,220,824	22/$17,924,354,197	141/$62,072,493,087	None*
	Gregory Peters	15/$58,704,133,434	11/$16,496,655,106	51/$26,804,903,608	None*
Quantitative Management Associates LLC	Stacie L. Mintz, MBA, CFA**	15/$17,707,809,930	12/$3,842,507,402	60/$6,162,942,382 9/$926,570,624	$100,001-$500,000***
	John W. Moschberger, CFA**	4/$7,296,868,215	21/$15,942,300,488	None	$100,001-$500,000***
	Edward J. Lithgow, MBA, CFA**	21/$25,416,263,306	33/$19,784,807,890	60/$6,162,942,382 9/$926,570,624	$10,001-$50,000***
	Joel M. Kallman, MBA, CFA**	34/$84,704,485,45	5/$2,497,496,407	21/$1,458,034,859	$10,001-$50,000***
	Edward L. Campbell, MBA, CFA**	34/$84,704,485,45	5/$2,497,496,407	21/$1,458,034,859	$50,001-$100,000***
	Irene Tunkel, MBA, CFA**	34/$84,704,485,45	5/$2,497,496,407	21/$1,458,034,859	$50,001-$100,000***

*  “Investments and Other Financial Interests in the Funds and Similar Strategies” include direct investment in the Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and mandates that are similar to those of the Fund.  “Other financial interests” are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the Fund. “Other Investment Accounts” in similar strategies include other PGIM funds, insurance company separate accounts, and collective and commingled trusts. The dollar range of each Portfolio Manager’s direct investment in the Fund is as follows: Michael Collins: None; Richard Piccirillo: None; Gregory Peters: None.

**  Accounts are managed on a team basis.  If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).  QMA “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. QMA “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

***  “Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other PGIM funds, insurance company separate accounts, and collective and commingled trusts.  “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan.  “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar ranges for each Portfolio Manager’s investment in the Funds are as follows:  Stacie Mintz:  Balanced Fund: None; Joel Kallman:  Balanced Fund: $10,001-$50,000; Conservative Allocation Fund: None; Moderate Allocation Fund: None; Peter Vaiciunas: Conservative Allocation Fund: None; Moderate Allocation Fund: None; Edward Lithgow:  Balanced Fund: $1-$10,000; John Moschberger:  Balanced Fund: None; Edward L. Campbell: None; Irene Tunkel: None.

Acquired Funds & Balanced Fund

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of each Fund’s investments and investments in other accounts.

Quantitative Management Associates LLC (QMA)

COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization.  An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors:  1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pretax income.

CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•                                                    Elimination of the conflict;

•                                                    Disclosure of the conflict; or

•                                                    Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s standards on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•                                                    Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to QMA than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for QMA to favor one account over another. Specifically, QMA could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•                                                    Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•                                                    Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•                                                    Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•                                                    Non-Discretionary Accounts or Model Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When QMA manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executing discretionary trades in the same strategy.  The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•                                                    Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•                                                    Securities of the Same Kind or Class. QMA sometimes buys or sells, or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities can appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to QMA’s different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest. QMA’s Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA personnel’s pecuniary, investment or other financial interests.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in IPOs. QMA’s investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of QMA’s management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for multiple portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic reviews to determine that all portfolios are rebalanced consistently, over time, within all equity strategies.

With respect to QMA’s management of long-short and long-only active equity accounts, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. QMA is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers or directors of some of these affiliates.

Conflicts Related to QMA’s Affiliations

Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes, these restrictions apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. QMA tracks these aggregate holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential if such thresholds are exceeded. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Related to QMA’s Multi-Asset Class Services.

•                                                    QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Manager, including for some portfolios offered by the Funds (the Funds). Where, in these arrangements, QMA also manages underlying funds or accounts within asset classes included in the mutual fund guidelines (as is the case with the Funds), QMA will allocate assets to such underlying funds or accounts.  In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class or underlying fund that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the guidelines established for each asset class or fund (including the Funds). QMA’s affiliates can have an incentive to seek to influence QMA’s asset allocation decisions, for example to facilitate hedging or improve profit margins.  Through training and the establishment of communication barriers, however, QMA seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what QMA believes to be the best interests of the funds and in compliance with applicable guidelines.  QMA also believes that it makes such allocations in a manner consistent with its fiduciary obligations.

•                                                    In certain arrangements, QMA subadvises mutual funds for the Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.

Conflicts Related to QMA’s Financial Interests and the Financial Interests of QMA’s Affiliates.

•                                                    QMA, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of QMA have financial interests in, or relationships with, companies whose securities QMA holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to QMA or to the Prudential enterprise.  At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For example, QMA invests in the securities of one or more clients for the accounts of other clients. QMA’s affiliates sell various products and/or services to certain companies whose securities QMA purchases and sells for its clients.  QMA’s affiliates hold public and private debt and equity securities of a large number of issuers.  QMA invests in some of the same issuers for its client accounts but at different levels in the capital structure.  For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate.  Certain of QMA’s affiliates (as well as directors of QMA’s affiliates) are officers or directors of issuers in which QMA invests from time to time.  These issuers may also be service providers to QMA or its affiliates.  In general, conflicts related to the financial interests described above are addressed by the fact that QMA makes investment decisions for each client independently considering the best economic interests of such client.

•                                                    Certain of QMA’s employees may offer and sell securities of, and interests in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, QMA performs suitability checks on new clients as well as on an annual basis with respect to all clients.

•                                                    A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the performance of several of QMA’s strategies over defined time periods. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s chief investment officer will perform a comparison of trading costs between accounts in the strategies whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of QMA’s Trade Management Oversight Committee.

Conflicts Arising Out of Certain Vendor Agreements.

•                                                    QMA and its affiliates, from time to time, have service agreements with various vendors that are also investment consultants. Under these agreements, QMA or its affiliates compensate the vendors for certain services, including software, market data and technology services. QMA’s clients may also retain these vendors as investment consultants. The existence of service agreements between these consultants and QMA may provide an incentive for the investment consultants to favor QMA when they advise their clients. QMA does not, however, condition its purchase of services from consultants upon their recommending QMA to their clients.  QMA will provide clients with information about services that QMA or its affiliates obtain from these consultants upon request.  QMA retains third party advisors and other service providers to provide various services for QMA as well as for funds that QMA manages or subadvises.  A service provider may provide services to QMA or one of its funds while also providing services to PGIM, Inc. (PGIM), other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship.  QMA may benefit from negotiated fee rates offered to its funds and vice-versa.  There is no assurance that QMA will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy vendor rather than its own policy. In that manner, QMA seeks to maintain the independence and objectivity of the vote.

Balanced Fund

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of each Fund’s investments and investments in other accounts.

PGIM, Inc. (PGIM)

COMPENSATION. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

•                                                    business initiatives;

•                                                    the number of investment professionals receiving a bonus and related peer group compensation;

•                                                    financial metrics of the business relative to those of appropriate peer groups; and

•                                                    investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle.  An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. The targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle.  The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc.; (ii) book value units which track the book value per share of Prudential Financial, Inc.; and (iii) Prudential Financial, Inc. stock options.   Each of the restricted stock, long-term incentive plan grants, performance shares, book value units and stock options is subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business.  PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews.  When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

•                                                    elimination of the conflict;

•                                                    disclosure of the conflict; or

•                                                    management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading by investment personnel, and information barriers.  PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies.  PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest.  Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

•

Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees.  This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another.  Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•

Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts.  PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

•

Large accounts/higher fee strategies - large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others.  As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.

•

Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling.  PGIM Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts.  These short sales could reduce the value of the securities held in the long only accounts.  In addition, purchases for long only accounts could have a negative impact on the short positions.

•

Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different.  PGIM Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in price, investment strategy or client direction.  Different strategies trading in the same securities or types of securities may appear as inconsistencies in PGIM Fixed Income’s management of multiple accounts side-by-side.

•

Investment at different levels of an issuer’s capital structure - PGIM Fixed Income may invest client assets in the same issuer, but at different levels in the capital structure.  In the event of restructuring or insolvency, PGIM Fixed Income may exercise remedies and take other actions on behalf of the holders of senior debt that are not in the interest of, or are adverse to, other clients that are the holders of junior debt, or vice versa.

•

Financial interests of investment professionals - PGIM Fixed Income investment professionals may invest in certain investment vehicles that it manages, including mutual funds and private funds.  Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc.  In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts.  As a result, PGIM Fixed Income investment professionals may have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.

•

Non-discretionary accounts - PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis.  Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts.  The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest.  PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•                                                    Quarterly Strategy Reviews. Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio managers and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each meeting, the chief investment officer/head of PGIM Fixed Income and strategy teams review and discuss the investment performance and performance attribution for each client account managed in the applicable strategy.  These meetings are also typically attended by PGIM Fixed Income’s chief compliance officer or his designee and head of investment risk management or his designee.

•                                                    Quarterly Senior Management Investment Review. Each quarter, the chief investment officer/head of PGIM Fixed Income reviews the investment performance and performance attribution of each of our strategies during a meeting typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, head of investment risk management or his designee and senior portfolio managers.

•                                                    In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time.  PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.  Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures.  In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis.  This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; and (iv) portfolio turnover.  The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings.  The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•                                                    PGIM Fixed Income has procedures that specifically address its side-by-side management of long/short and long only portfolios.  These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios.  In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations.  As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization.  PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers.  Some of its employees are officers of and/or provide services to some of these affiliates.

•                                                    Conflicts Arising Out of Legal Restrictions.  PGIM Fixed Income may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale.  Sometimes these restrictions apply as a result of its relationship with Prudential Financial, Inc. and its other affiliates.  For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial, Inc. for client accounts.  In addition, PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial, Inc. affiliates.  These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. Prudential Financial, Inc. tracks these aggregated holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential Financial, Inc. if such thresholds are exceeded.  In addition, PGIM Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients.  For example, PGIM Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers.  PGIM Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers.  PGIM Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM by maintaining information barriers.  In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income.

•                                                    Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers may engage in outside business activity, including outside directorships.  Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy.  Actual and potential conflicts of interest are analyzed during such approval process.  PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

•                                                    Conflicts Related to Investment of Client Assets in Affiliated Funds.  PGIM Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate.  PGIM Fixed Income may also invest cash collateral from securities lending transactions in these funds.  These investments benefit both PGIM Fixed Income and its affiliate.

•                                                    PICA General Account.  Because of the substantial size of the general accounts of our affiliated insurance companies, trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted.  Although PGIM Fixed Income does not expect that the general accounts will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Co-investment by Affiliates

PGIM Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors.  For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages.  PGIM Fixed Income may provide assistance in connection with this hedging activity.

PGIM Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.

Conflicts Arising Out of Industry Activities

PGIM Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, PGIM Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. PGIM Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor PGIM Fixed Income when they advise their clients. PGIM Fixed Income does not, however, condition its purchase of services from consultants upon their recommending PGIM Fixed Income to their clients. PGIM Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises.  A service provider may provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship.  PGIM Fixed Income may benefit from negotiated fee rates offered to its funds and vice versa.  There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Securities Holdings and Other Financial Interests

Prudential Financial, PICA, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise.  At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

•                                                    PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

•                                                    PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

•                                                    PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

•                                                    PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers and may invest in some of the same issuers for other client accounts but at different levels in the capital structure.  For example:

•                                                    Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

•                                                    To the extent permitted by applicable law, PGIM Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

•                                                    Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time.  These issuers may also be service providers to PGIM Fixed Income or its affiliates.

•                                                    In addition, PGIM Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to the Offer and Sale of Securities.  Certain of PGIM Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or subadvises.  There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it.  In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Long-Term Compensation.  The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of our investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan.  As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, head of investment risk management or his designee and senior portfolio managers.

Conflicts Related to Trading — Personal Trading by Employees.  Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.  When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management.  PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.  In addition, single-client account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending Fees.  When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would generate higher securities lending returns, but may not otherwise be in the best interest of the client account.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
PGIM Conservative Allocation Fund

PGIM Moderate Allocation Fund

PGIM Balanced Fund

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the officers and Directors of PIP Inc., as a group, beneficially owned less than 1% of the outstanding voting shares of each of the Acquired Funds and of the Balanced Fund.

ADDITIONAL INFORMATION

PIP Inc. is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Balanced Fund, a series of PIP Inc., is contained in its prospectus dated November 29, 2018, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Balanced Fund is included in its SAI, dated November 29, 2018, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Balanced Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2018 is enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to the Balanced Fund at 655 Broad Street, Newark, New Jersey 07102.

PIP Inc. (on behalf of the Balanced Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. Copies of these materials may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or on the EDGAR database on the SEC’s Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law relating to the validity of shares of the Balanced Fund to be issued pursuant to the Plan will be passed upon by Venable LLP, Maryland counsel to PIP Inc.

Independent Registered Public Accounting Firm

The audited financial statements of the Conservative Allocation Fund, incorporated by reference into the Prospectus/Proxy Statement and SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Conservative Allocation Fund for the fiscal year ended September 30, 2018 (File No. 811-07343).

The audited financial statements of the Moderate Allocation Fund, incorporated by reference into the Prospectus/Proxy Statement and SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Moderate Allocation Fund for the fiscal year ended September 30, 2018 (File No. 811-07343).

The audited financial statements of the Balanced Fund, incorporated by reference into the Prospectus/Proxy Statement and SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Balanced Fund for the fiscal year ended September 30, 2018 (File No. 811-07343).

Notice to Banks, Broker-Dealers and Voting Directors and Their Nominees

Please advise the Acquired Funds, c/o PGIM Investments LLC, 655 Broad Street, 17th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

PIP Inc. is not required to hold and will not ordinarily hold annual shareholders’ meetings in any year in which the election of Directors is not required to be acted upon under the 1940 Act.

Pursuant to rules adopted by the SEC, a shareholder of any of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Directors of PIP Inc. intends to bring before the Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of PIP Inc. by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached as Exhibit A).
B	Prospectus for the Balanced Fund, dated November 29, 2018 (enclosed).
C	The Balanced Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2018 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this       day of                  , 2019, by and between The Prudential Investment Portfolios, Inc. (“PIP Inc.”), a corporation organized under the laws of Maryland with its principal place of business at 655 Broad Street, Newark, New Jersey 07102 on behalf of its series, PGIM [ ] Allocation Fund (the “Acquired Fund”), and PIP Inc., on behalf of its series PGIM Balanced Fund (the “Acquiring Fund”), with its principal place of business at 655 Broad Street, Newark, New Jersey 07102. Together, the Acquiring Fund and the Acquired Fund are sometimes referred to herein as the “Funds” and each a “Fund.”

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the “Acquiring Fund Shares”); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by PIP Inc., on behalf of the Acquired Fund, and by PIP Inc., on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund’s Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, PIP Inc., on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to PIP Inc., for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund’s then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund’s liabilities. PIP Inc., on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, PIP Inc., on behalf of the Acquiring Fund, shall at the Closing deliver to PIP Inc., for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the “Acquiring Fund Shares”) determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund’s liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that PIP Inc. agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Directors shall liquidate and terminate the Acquired Fund and PIP Inc., on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by PIP Inc. on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then PIP Inc. shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. PIP Inc. shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of PIP Inc. with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of PIP Inc.’s transfer agent. Acquiring Fund Shares will be issued in the manner described in PIP Inc.’s then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund’s assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the “Net Assets”) hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures (the “Valuation Procedures”) set forth in PIP Inc.’s Charter and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in PIP Inc.’s Charter and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures. The Funds utilize the same Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be                  , 2019, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of PIP Inc. or at such other place as the parties may agree. PIP Inc., on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund’s Net Assets to be transferred to the account of PIP Inc., for the benefit of the Acquiring Fund, at PIP Inc.’s Custodian, The Bank of New York Mellon. Also, PIP Inc., on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. PIP Inc., on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of PIP Inc., for the benefit of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date, or shall provide evidence satisfactory to PIP Inc., on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as PIP Inc., on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by PIP Inc., on behalf of the Acquired Fund, to PIP Inc. for the benefit of the Acquiring Fund.

PIP Inc., on behalf of the Acquired Fund, makes the following representations and warranties to PIP Inc.:

(a)  The Acquired Fund is a series of PIP Inc., a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Maryland. PIP Inc. is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”). The Acquired Fund has been duly established in accordance with the Charter of PIP Inc. (the “Charter”).

(b)  The financial statements appearing in PIP Inc.’s Annual Report to Shareholders of the Acquired Fund for the fiscal year ended September 30, 2018 (copies of which have been furnished to PIP Inc.) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(c)  PIP Inc. has the necessary corporation power and authority to conduct the Acquired Fund’s business as such business is now being conducted.

(d)  The Acquired Fund is not a party to or obligated under any provision of PIP Inc.’s Charter or bylaws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(e)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(f)  The Acquired Fund has elected to be treated as a regulated investment company (a “RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date.

(g)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(h)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by PIP Inc., on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by PIP Inc., on behalf of the Acquiring Fund, to PIP Inc. for the benefit of the Acquired Fund.

PIP Inc., on behalf of the Acquiring Fund, makes the following representations and warranties to PIP Inc.:

(a)  The Acquiring Fund is a series of PIP Inc., a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Secretary of State of the State of Maryland. PIP Inc. is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the charter of PIP Inc. (the “Charter”) as a separate series of PIP Inc.

(b)  PIP Inc. is authorized to issue 6.25 billion shares of common stock, $0.001 par value per share, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under PIP Inc.’s Charter and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The audited financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended September 30, 2018 (copies of which were furnished to the Acquired Fund) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(e)  PIP Inc. has the necessary corporation power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(f)  The Acquiring Fund is not a party to or obligated under any provision of PIP Inc.’s Charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(g)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by PIP Inc., on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by PIP Inc., on behalf of the Acquired Fund, and PIP Inc., on behalf of the Acquiring Fund.

PIP Inc., on behalf of the Acquired Fund, and PIP Inc., on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of PIP Inc. and the Board of Directors of PIP Inc. and this Plan constitutes a valid and binding obligation enforceable against PIP Inc. and PIP Inc. in accordance with its terms.

(f)  PIP Inc. and PIP Inc. anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of PIP Inc., on behalf of the Acquired Fund, and PIP Inc., on behalf of the Acquiring Fund.

(a)  PIP Inc. intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. PIP Inc. intends to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing Date.

(b)  PIP Inc. does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund’s shareholders.

(c)  PIP Inc. intends, if the reorganization is consummated, to liquidate and terminate the Acquired Fund.

(d)  PIP Inc. and PIP Inc. intend that, by the time of Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, PIP Inc. intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund’s transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  PIP Inc. intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  PIP Inc., on behalf of the Acquiring Fund, covenants to file with the US Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, “Proxy Statement”), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  PIP Inc. intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  PIP Inc., on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by PIP Inc., for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as PIP Inc. may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  PIP Inc., on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  PIP Inc., on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by PIP Inc., for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as PIP Inc. may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by PIP Inc., on behalf of the Acquired Fund, and PIP Inc., on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of PIP Inc. and PIP Inc. shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of PIP Inc., on behalf of the Acquired Fund, and the Board of Directors of PIP Inc., on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either PIP Inc.’s or PIP Inc.’s knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund all of its investment company taxable income and net capital gain for the period from the close of its last fiscal year to the Valuation Time and any such amount undistributed from any prior period.

(f)  PIP Inc. shall have received on the Closing Date a favorable opinion from Venable LLP, special Maryland counsel to PIP Inc., dated as of the Closing Date, to the effect that:

(1)  PIP Inc. is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland with requisite corporation power under its Charter and under the laws of the State of Maryland, to own all of its properties and assets and to carry on the business in each case as described in its current prospectus;

(2)  This Plan has been duly authorized and executed by PIP Inc., on behalf of the Acquiring Fund, and, assuming delivery of the Plan by PIP Inc., on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by PIP Inc., on behalf of the Acquired Fund, is a valid and legally binding obligation of PIP Inc. on behalf of the Acquiring Fund, enforceable against PIP Inc. in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  The Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan have been duly authorized and upon delivery, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under PIP Inc.’s Charter, its Bylaws and Maryland law to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by PIP Inc., on behalf of the Acquiring Fund, of its obligations hereunder will not, violate any provision of PIP Inc.’s (a) Charter, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each such document to refer to the version referenced in PIP Inc.’s currently effective registration statement, except where such violation would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Maryland court or governmental authority is required for the consummation by PIP Inc., on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of PIP Inc. with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of PIP Inc.

(g)  PIP Inc., for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Venable LLP, special Maryland counsel to PIP Inc., dated as of the Closing Date, to the effect that:

(1)  PIP Inc. is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland with requisite corporation power under its Charter and under the laws of the State of Maryland , to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by PIP Inc., on behalf of the Acquired Fund;

(3)  The execution, delivery and performance of the Plan have been duly authorized by all necessary action on the part of PIP Inc., on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by PIP Inc., on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of (a) PIP Inc.’s Charter or by-laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each such document to refer to the version referenced in PIP Inc.’s currently effective registration statement, except where such violation would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Maryland court or governmental authority is required for the consummation by PIP Inc., on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, there is not in any Maryland court any judgment or litigation proceeding pending against PIP Inc. or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of PIP Inc. with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of PIP Inc.

(h)  PIP Inc. with respect to the Acquiring Fund and PIP Inc. with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to PIP Inc., in form and substance satisfactory to PIP Inc. and PIP Inc., substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a “reorganization” within the meaning of Section 368(a)

of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, as provided for in the Plan;

(3)  In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund, regardless of whether such transfer would otherwise be a non-taxable transaction under the Code;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund were held by such shareholder of the Acquired Fund as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to each of the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which each of such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund); and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of PIP Inc. and PIP Inc. with regard to certain matters.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of PIP Inc. and PIP Inc. represents and warrants to the other that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Acquired Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either PIP Inc. or PIP Inc. by resolution of the Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of PIP Inc., the Acquired Fund, PIP Inc. or the Acquiring Fund, nor the directors/Directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of PIP Inc., the Acquired Fund, PIP Inc., the Acquiring Fund, or any of their respective officers, directors/Directors, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund, PIP Inc. or PIP Inc. against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund’s or the Acquiring Fund’s shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of PIP Inc., on behalf of the Acquired Fund, or the Board of Directors of PIP Inc., on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless PIP Inc., on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of PIP Inc. and PIP Inc. acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of PIP Inc. and PIP Inc. hereunder, and in particular that none of the assets of either PIP Inc. or PIP Inc., other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of PIP Inc., on behalf of the Acquired Fund, and PIP Inc., on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by PIP Inc., on behalf of the Acquired Fund, and PIP Inc., on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of PIP Inc., on behalf of the Acquired Fund, and PIP Inc., on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to PIP Inc. at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary; and to PIP Inc. at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, The Prudential Investment Portfolios, Inc. on behalf of PGIM [ ] Allocation Fund, and The Prudential Investment Portfolios, Inc. on behalf of PGIM Balanced Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC., ON BEHALF OF PGIM [ ] ALLOCATION FUND

By:
Attest:	Name:
Title:

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC., ON BEHALF OF PGIM BALANCED FUND

By:
Attest:	Name:
Title:

Exhibit B

PROSPECTUS DATED NOVEMBER 29, 2018

The Prospectus for the Balanced Fund, dated November 29, 2018 is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2018

The Annual Report to Shareholders for the Balanced Fund for the fiscal year ended September 30, 2018, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS

Proposal

Notice of Special Meeting of Shareholders

1	Prospectus/Proxy Statement
2	Summary
3	Reasons for the Reorganization
6	Fees and Expenses
6	Shareholder Fees and Operating Expenses
16	Expense Examples
19	Performance of the Funds
23	Comparison of Important Features
40	Federal Income Tax Considerations
41	Comparison of Organizational Structures
43	Management of the Funds
46	Distribution Plan
47	Valuation
48	Frequent Purchases and Redemptions of Fund Shares
49	Purchases, Redemptions, Exchanges and Distributions
50	Information About the Reorganization
50	Closing
50	Expenses Resulting from the Reorganization
51	Certain Federal Tax Consequences of the Reorganization
51	Characteristics of PIP Inc. Shares
52	Capitalization
56	Voting Information
56	Required Vote
56	How to Vote
56	Revocation of Proxies
56	Solicitation of Voting Instructions
57	Additional Information About the Portfolio Managers and Portfolio Holdings
57	Portfolio Managers
59	Additional Information about the Portfolio Managers—Compensation and Conflicts of Interest
68	Principal Holders of Shares
68	Additional Information
68	Miscellaneous
69	Shareholder Proposals
69	Exhibits to Prospectus/Proxy Statement
A-1	Form of Plan of Reorganization (attached as Exhibit A).
B-1	Prospectus for the Balanced Fund, dated November 29, 2018 (enclosed).
C-1	The Balanced Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2018 (enclosed).

SUBJECT TO COMPLETION
STATEMENT OF ADDITIONAL INFORMATION

FOR

PGIM BALANCED FUND

Dated January 25, 2019

Acquisition of the Net Assets of

PGIM Conservative Allocation Fund, a series of The Prudential Investment Portfolios, Inc., and

PGIM Moderate Allocation Fund, a series of The Prudential Investment Portfolios, Inc.

By and in exchange for shares of the

PGIM Balanced Fund, a series of The Prudential Investment Portfolios, Inc.

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of PGIM Conservative Allocation Fund (the “Conservative Allocation Fund”), a series of The Prudential Investment Portfolios, Inc. (“PIP Inc.”), and all of the assets of PGIM Moderate Allocation Fund (the “Moderate Allocation Fund” and, together with the Conservative Allocation Fund, the “Acquired Funds”), a series of PIP Inc., and to the assumption of the liabilities of the Acquired Funds by PGIM Balanced Fund (the “Balanced Fund”), a series of PIP Inc., in exchange for shares of the Balanced Fund (the “Reorganization”).

This SAI consists of this Cover Page and the Balanced Fund’s SAI dated November 29, 2018 (No. 033-61997) and pro forma financial information relating to the Acquired Funds and the Balanced Fund after giving effect to the proposed Reorganizations.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated January 25, 2019 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to the Balanced Fund at 655 Broad Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Acquired Funds and the Balanced Fund, other materials incorporated by reference herein, and other information regarding the Acquired Funds, the Balanced Fund and PIP Inc.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2
Pro Forma Financial Information	F-1

S- 1

SAI INCORPORATION BY REFERENCE

The SAI of the Balanced Fund (No. 033-61997), dated November 29, 2018, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

The Prospectus and SAI of the Conservative Allocation Fund, dated November 29, 2018, (No. 033-61997) are incorporated by reference herein. The Annual Report for the Conservative Allocation Fund for the fiscal year ended September 30, 2018 is incorporated by reference herein to Form N-CSR filed on November 26, 2018.

The Prospectus and SAI of the Moderate Allocation Fund, dated November 29, 2018, (No. 033-61997) are incorporated by reference herein. The Annual Report for the Moderate Allocation Fund for the fiscal year ended September 30, 2018 is incorporated by reference herein to Form N-CSR filed on November 26, 2018.

S- 2

PRO FORMA FINANCIAL INFORMATION

Each Reorganization is intended to merge the Acquired Fund into the Balanced Fund. The fund resulting from each Reorganization is sometimes referred to herein as the “Combined Fund.” The unaudited pro forma information set forth below for the 12-month period ended September 30, 2018 is intended to present ratios and supplemental data as if each Reorganization had been consummated at October 1, 2017. Such unaudited pro forma information should be read in conjunction with the Conservative Allocation Fund and the Moderate Allocation Fund’s Annual Report to Shareholders dated September 30, 2018 as well as the Balanced Fund’s Annual Report to Shareholders dated September 30, 2018, which are on file with the SEC and are available at no charge.

For the 12-months ended September 30, 2018, the average daily net assets of the Conservative Allocation Fund were approximately $129.5 million, the average daily net assets of the Moderate Allocation Fund were approximately $167.3 million, and the average daily net assets of the Balanced Fund were approximately $603.6 million. The pro forma average daily net assets of the Combined Fund for the 12-months ended September 30, 2018 would have been approximately $900.4 million.

The Conservative Allocation Fund, the Moderate Allocation Fund, and the Balanced Fund are all managed by PGIM Investments (“PGIM”). The subadviser for the Conservative Allocation Fund and the Moderate Allocation Fund is Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of Prudential Financial Inc. (“Prudential”).  The subadvisers for the Balanced Fund are QMA and PGIM Fixed Income, the primary public fixed-income asset management unit of PGIM, Inc.

The Funds have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm. Each of these service providers has entered into an agreement with the Fund or PGIM, as the case may be, on behalf of the Fund, which governs the provision of services to the Fund. Such agreements contain the same terms with respect to the Funds.

The contractual investment management fee rates for the Conservative Allocation Fund, the Moderate Allocation Fund, and the Balanced Fund are set forth below:

PGIM Conservative Allocation Fund

0.10% of average daily net assets up to and including $5 billion;

0.08% of average daily net assets over $5 billion.

PGIM Moderate Allocation Fund

0.10% of average daily net assets up to and including $5 billion;

0.08% of average daily net assets over $5 billion.

PGIM Balanced Fund

0.65% of average daily net assets up to and including $1 billion;

0.60% of average daily net assets over $1 billion.

Conservative Allocation Fund into Balanced Fund

	Conservative Allocation Fund		Balanced Fund		Combined Fund
Class A	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$88,432	0.10%	$2,288,804	0.65%	$2,863,613	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$265,296	0.30%	$1,056,371	0.30%	$1,321,668	0.30%
Other Expenses	$228,185	0.26%	$777,535	0.22%	$895,199	0.20%
Acquired Fund Fees and Expenses	$548,278	0.62%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$1,130,191	1.28%	$4,122,710	1.17%	$5,080,480	1.15%
Fee Waiver and/or Expense Reimbursement	$(51,322)	-0.06%	$(601,472)	-0.17%	$(674,922)	-0.15%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$1,078,869	1.22%	$3,521,238	1.00%	$4,405,558	1.00%

	Conservative Allocation Fund		Balanced Fund		Combined Fund
Class B	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$6,242	0.10%	$67,443	0.65%	$108,017	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$62,422	1.00%	$103,759	1.00%	$166,181	1.00%
Other Expenses	$37,976	0.61%	$49,575	0.48%	$8,600	0.41%
Acquired Fund Fees and Expenses	$38,701	0.62%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$145,341	2.33%	$220,777	2.13%	$342,798	2.06%
Fee Waiver and/or Expense Reimbursement	$(22,370)	-0.36%	$(10,200)	-0.10%	$(15,422)	-0.09%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$122,971	1.97%	$210,577	2.03%	$327,376	1.97%

	Conservative Allocation Fund		Balanced Fund		Combined Fund
Class C	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$26,104	0.10%	$539,043	0.65%	$708,721	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$261,043	1.00%	$829,297	1.00%	$1,090,340	1.00%
Other Expenses	$75,665	0.29%	$178,941	0.22%	$214,388	0.20%
Acquired Fund Fees and Expenses	$161,846	0.62%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$524,658	2.01%	$1,547,281	1.87%	$2,013,449	1.85%
Fee Waiver and/or Expense Reimbursement	$(10,404)	-0.04%	$(81,526)	-0.10%	$(92,827)	-0.09%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$514,254	1.97%	$1,465,755	1.77%	$1,920,622	1.76%

	Conservative Allocation Fund		Balanced Fund		Combined Fund
Class R	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$170	0.10%	$11,940	0.65%	$13,044	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$1,273	0.75%	$13,777	0.75%	$15,050	0.75%
Other Expenses	$14,577	8.59%	$27,117	1.48%	$22,251	1.11%
Acquired Fund Fees and Expenses	$1,053	0.62%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$17,073	10.06%	$52,834	2.88%	$50,345	2.51%
Fee Waiver and/or Expense Reimbursement	$(14,578)	-8.59%	$(22,892)	-1.25%	$(20,846)	-1.04%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$2,495	1.47%	$29,942	1.63%	$29,499	1.47%

	Conservative Allocation Fund		Balanced Fund		Combined Fund
Class Z	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$8,516	0.10%	$1,014,170	0.65%	$1,069,521	0.65%
Distribution and/or Service Fees (l2b-l Fees)	N/A	0.00%	N/A	0.00%	N/A	0.00%
Other Expenses	$31,362	0.37%	$363,031	0.23%	$354,986	0.22%
Acquired Fund Fees and Expenses	$52,796	0.62%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$92,674	1.09%	$1,377,201	0.88%	$1,424,507	0.87%
Fee Waiver and/or Expense Reimbursement	$(10,073)	-0.12%	$(153,385)	-0.10%	$(140,084)	-0.09%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$82,601	0.97%	$1,223,816	0.78%	$1,284,423	0.78%

	Conservative Allocation Fund		Balanced Fund		Combined Fund
Class R6	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$33	0.10%	$1,924	0.65%	$2,140	0.65%
Distribution and/or Service Fees (l2b-l Fees)	N/A	0.00%	N/A	0.00%	N/A	0.00%
Other Expenses	$31,366	94.83%	$31,561	10.66%	$26,458	8.04%
Acquired Fund Fees and Expenses	205	0.62%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$31,604	95.55%	$33,485	11.31%	$28,598	8.69%
Fee Waiver and/or Expense Reimbursement	$(31,283)	-94.58%	$(31,561)	-10.66%	$(26,458)	-8.04%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$321	0.97%	$1,924	0.65%	$2,140	0.65%

(1)  Based on the average daily net assets of approximately $129.5 million for the Conservative Allocation Fund for the 12-month period ended September 30, 2018.

(2)  The contractual management fee for the Balanced Fund is 0.65% of average daily net assets up to and including $1 billion; 0.60% on average daily net assets over $1 billion. The same contractual management fee rates will apply to the Combined Fund.

(3)  Based on the average daily net assets of approximately $603.6 million for the Balanced Fund for the 12-month period ended September 30, 2018. The Manager of the Balanced Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(4)  The distributor of the Balanced Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(5)  The estimated fees and expenses of the Combined Fund (Pro Forma Surviving) are based in part on assumed average daily net assets of approximately$733.1 million (i.e., the average daily net assets for the Combined Fund for the 12-month period ended September 30, 2018).

(6)  The Manager of the Conservative Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

Moderate Allocation Fund into Balanced Fund

	Moderate Allocation Fund		Balanced Fund		Combined Fund
Class A	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$127,258	0.10%	$2,288,804	0.65%	$3,115,983	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$381,775	0.30%	$1,056,371	0.30%	$1,438,146	0.30%
Other Expenses	$297,744	0.23%	$777,535	0.22%	$961,597	0.20%
Acquired Fund Fees and Expenses	$865,356	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$1,672,133	1.31%	$4,122,710	1.17%	$5,515,726	1.15%
Fee Waiver and/or Expense Reimbursement	$(63,629)	-0.05%	$(601,472)	-0.17%	$(721,903)	-0.15%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$1,608,504	1.26%	$3,521,238	1.00%	$4,793,823	1.00%

	Moderate Allocation Fund		Balanced Fund		Combined Fund
Class B	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$11,082	0.10%	$67,443	0.65%	$139,477	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$110,821	1.00%	$103,759	1.00%	$214,579	1.00%
Other Expenses	$53,866	0.49%	$49,575	0.48%	$84,009	0.39%
Acquired Fund Fees and Expenses	$75,358	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$251,127	2.27%	$220,777	2.13%	$438,065	2.04%
Fee Waiver and/or Expense Reimbursement	$(26,161)	-0.24%	$(10,200)	-0.10%	$(17,414)	-0.08%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$224,966	2.03%	$210,577	2.03%	$420,651	1.96%

	Moderate Allocation Fund		Balanced Fund		Combined Fund
Class C	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$25,729	0.10%	$539,043	0.65%	$706,284	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$257,294	1.00%	$829,297	1.00%	$1,086,591	1.00%
Other Expenses	$70,303	0.27%	$178,941	0.22%	$211,910	0.19%
Acquired Fund Fees and Expenses	$174,960	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$528,286	2.05%	$1,547,281	1.87%	$2,004,785	1.84%
Fee Waiver and/or Expense Reimbursement	$(5,979)	-0.02%	$(81,526)	-0.10%	$(88,181)	-0.08%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$522,307	2.03%	$1,465,755	1.77%	$1,916,604	1.76%

	Moderate Allocation Fund		Balanced Fund		Combined Fund
Class R	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$135	0.10%	$11,940	0.65%	$12,818	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$1,013	0.75%	$13,777	0.75%	$14,790	0.75%
Other Expenses	$14,567	10.79%	$27,117	1.48%	$27,114	1.38%
Acquired Fund Fees and Expenses	$918	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$16,633	12.32%	$52,834	2.88%	$54,722	2.78%
Fee Waiver and/or Expense Reimbursement	$(14,567)	-10.79%	$(22,892)	-1.25%	$(22,579)	-1.25%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$2,066	1.53%	$29,942	1.63%	$32,143	1.53%

	Moderate Allocation Fund		Balanced Fund		Combined Fund
Class Z	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$3,103	0.10%	$1,014,170	0.65%	$1,034,343	0.65%
Distribution and/or Service Fees (l2b-l Fees)	N/A	0.00%	N/A	0.00%	N/A	0.00%
Other Expenses	$21,987	0.71%	$363,031	0.23%	$342,995	0.21%
Acquired Fund Fees and Expenses	$21,103	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$46,194	1.49%	$1,377,201	0.88%	$1,377,338	0.86%
Fee Waiver and/or Expense Reimbursement	$(14,228)	-0.46%	$(153,385)	-0.10%	$(129,140)	-0.08%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$31,966	1.03%	$1,223,816	0.78%	$1,248,198	0.78%

	Moderate Allocation Fund		Balanced Fund		Combined Fund
Class R6	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$10	0.10%	$1,924	0.65%	$1,991	0.65%
Distribution and/or Service Fees (l2b-l Fees)	N/A	0.00%	N/A	0.00%	N/A	0.00%
Other Expenses	$31,210	304.58%	$31,561	10.66%	$26,420	8.63%
Acquired Fund Fees and Expenses	$70	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$31,290	305.36%	$33,485	11.31%	$28,411	9.28%
Fee Waiver and/or Expense Reimbursement	$(31,185)	-304.33%	$(31,561)	-10.66%	$(26,420)	-8.63%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$105	1.03%	$1,924	0.65%	$1,991	0.65%

(1)   Based on the average daily net assets of approximately $167.3 million for the Moderate Allocation Fund for the 12-month period ended September 30, 2018.

(2)  The contractual management fee for the Balanced Fund is 0.65% of average daily net assets up to and including $1 billion;

0.60% on average daily net assets over $1 billion. The same contractual management fee rates will apply to the Combined Fund.

(3)  Based on the average daily net assets of approximately $603.6 million for the Balanced Fund for the 12-month period ended September 30, 2018. The Manager of the Balanced Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(4)  The distributor of the Balanced Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(5)  The estimated fees and expenses of the Combined Fund (Pro Forma Surviving) are based in part on assumed average daily net assets of $770,907,813 million (i.e., the average daily net assets for the Combined Fund for the 12-month period ended September 30, 2018).

(6)  The Manager of the Moderate Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

Conservative Allocation Fund and Moderate Allocation Fund into Balanced Fund

	Conservative Allocation Fund		Moderate Allocation Fund		Balanced Fund		Combined Fund
Class A	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$88,432	0.10%	$127,258	0.10%	$2,288,804	0.65%	$3,690,791.93	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$265,296	0.30%	$381,775	0.30%	$1,056,371	0.30%	$1,703,442	0.30%
Other Expenses	$228,185	0.26%	$297,744	0.23%	$777,535	0.22%	$1,051,744.64	0.19%
Acquired Fund Fees and Expenses	$548,278	0.62%	$865,356	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$1,130,191	1.28%	$1,672,133	1.31%	$4,122,710	1.17%	$6,445,979	1.14%
Fee Waiver and/or Expense Reimbursement	$(51,322)	-0.06%	$(63,629)	-0.05%	$(601,472)	-0.17%	$(767,839)	-0.14%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$1,078,869	1.22%	$1,608,504	1.26%	$3,521,238	1.00%	$5,678,140	1.00%

	Conservative Allocation Fund		Moderate Allocation Fund		Balanced Fund		Combined Fund
Class B	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$6,242	0.10%	$11,082	0.10%	$67,443	0.65%	$180,051	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$62,422	1.00%	$110,821	1.00%	$103,759	1.00%	$277,001	1.00%
Other Expenses	$37,976	0.61%	$53,866	0.49%	$49,575	0.48%	$100,719	0.37%
Acquired Fund Fees and Expenses	$38,701	0.62%	$75,358	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$145,341	2.33%	$251,127	2.27%	$220,777	2.13%	$557,771	2.02%
Fee Waiver and/or Expense Reimbursement	$(22,370)	-0.36%	$(26,161)	-0.24%	$(10,200)	-0.10%	$(19,047)	-0.07%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$122,971	1.97%	$224,966	2.03%	$210,577	2.03%	$538,724	1.95%

	Conservative Allocation Fund		Moderate Allocation Fund		Balanced Fund		Combined Fund
Class C	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$26,104	0.10%	$25,729	0.10%	$539,043	0.65%	$875,962	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$261,043	1.00%	$257,294	1.00%	$829,297	1.00%	$1,347,634	1.00%
Other Expenses	$75,665	0.29%	$70,303	0.27%	$178,941	0.22%	$240,538	0.18%
Acquired Fund Fees and Expenses	$161,846	0.62%	$174,960	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$524,658	2.01%	$528,286	2.05%	$1,547,281	1.87%	$2,464,134	1.83%
Fee Waiver and/or Expense Reimbursement	$(10,404)	-0.04%	$(5,979)	-0.02%	$(81,526)	-0.10%	$(92,664)	-0.07%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$514,254	1.97%	$522,307	2.03%	$1,465,755	1.77%	$2,371,470	1.76%

	Conservative Allocation Fund		Moderate Allocation Fund		Balanced Fund		Combined Fund
Class R	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$170	0.10%	$135	0.10%	$11,940	0.65%	$13,921	0.65%
Distribution and/or Service Fees (l2b-l Fees)	$1,273	0.75%	$1,013	0.75%	$13,777	0.75%	$16,063	0.75%
Other Expenses	$14,577	8.59%	$14,567	10.79%	$27,117	1.48%	$27,235	1.27%
Acquired Fund Fees and Expenses	$1,053	0.62%	$918	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$17,073	10.06%	$16,633	12.32%	$52,834	2.88%	$57,219	2.67%
Fee Waiver and/or Expense Reimbursement	$(14,578)	-8.59%	$(14,567)	-10.79%	$(22,892)	-1.25%	$(25,701)	-1.20%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$2,495	1.47%	$2,066	1.53%	$29,942	1.63%	$31,518	1.47%

	Conservative Allocation Fund		Moderate Allocation Fund		Balanced Fund		Combined Fund
Class Z	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$8,516	0.10%	$3,103	0.10%	$1,014,170	0.65%	$1,089,694	0.65%
Distribution and/or Service Fees (l2b-l Fees)	N/A	0.00%	N/A	0.00%	N/A	0.00%	N/A	0.00%
Other Expenses	$31,362	0.37%	$21,987	0.71%	$363,031	0.23%	$334,385	0.20%
Acquired Fund Fees and Expenses	$52,796	0.62%	$21,103	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$92,674	1.09%	$46,194	1.49%	$1,377,201	0.88%	$1,424,079	0.85%
Fee Waiver and/or Expense Reimbursement	$(10,073)	-0.12%	$(14,228)	-0.46%	$(153,385)	-0.10%	$(15,273)	-0.07%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$82,601	0.97%	$31,966	1.03%	$1,223,816	0.78%	$1,308,806	0.78%

	Conservative Allocation Fund		Moderate Allocation Fund		Balanced Fund		Combined Fund
Class R6	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets	Amount ($)	Percentage of Average Net Assets
Management Fee	$33	0.10%	$10	0.10%	$1,924	0.65%	$2,206	0.65%
Distribution and/or Service Fees (l2b-l Fees)	N/A	0.00%	N/A	0.00%	N/A	0.00%	N/A	0.00%
Other Expenses	$31,366	94.83%	$31,210	304.58%	$31,561	10.66%	$26,465	7.80%
Acquired Fund Fees and Expenses	$205	0.62%	$70	0.68%	N/A	N/A	N/A	N/A
Total Annual Operating Expenses	$31,604	95.55%	$31,290	305.36%	$33,485	11.31%	$28,671	8.45%
Fee Waiver and/or Expense Reimbursement	$(31,283)	-94.58%	$(31,185)	-304.33%	$(31,561)	-10.66%	$(26,465)	-7.80%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$321	0.97%	$106	1.03%	$1,924	0.65%	$2,206	0.65%

(1)  Based on the average daily net assets of approximately $129.5 million for the Conservative Allocation Fund for the 12-month period ended September 30, 2018.

(2)  Based on the average daily net assets of approximately $167.3 million for the Moderate Allocation Fund for the 12-month period ended September 30, 2018.

(3)  The contractual management fee for the Balanced Fund is 0.65% of average daily net assets up to and including $1 billion; 0.60% on average daily net assets over $1 billion. The same contractual management fee rates will apply to the Combined Fund.

(4)  Based on the average daily net assets of approximately $603.6 million for the Balanced Fund for the 12-month period ended September 30, 2018. The Manager of the Balanced Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(5)  The distributor of the Balanced Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(6)  The estimated fees and expenses of the Combined Fund (Pro Forma Surviving) are based in part on assumed average daily net assets of $900,404,763 million (i.e., the average daily net assets for the Combined Fund for the 12-month period ended September 30, 2018).

(7)  The Manager of the Conservative Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(8)  The Manager of the Moderate Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

Prudential Investment Management Services LLC (“PIMS”) serves as the distributor of each Fund, including the Conservative Allocation Fund, the Moderate Allocation Fund, and the Balanced Fund. PIMS is a wholly-owned subsidiary of Prudential Financial, Inc. For the 12-month period ended September 30, 2018, the 12b-1 fee paid by the Conservative Allocation Fund to PIMS was 0.25% of the average daily net assets for the Class A shares of the Conservative Allocation Fund (0.30% less a contractual waiver of 0.05%), 1.00% and 1.00% of the average daily net assets for the Class B and Class C shares, respectively, of the Conservative Allocation Fund, and 0.50 % of the average daily net assets for the Class R shares of the Conservative Allocation Fund (0.75% less a contractual waiver of 0.25%).  For the 12-month period ended September 30, 2018, the 12b-1 fee paid by the Moderate Allocation Fund to PIMS was 0.25% of the average daily net assets for the Class A shares of the Moderate Allocation Fund (0.30% less a contractual waiver of 0.05%), 1.00% and 1.00% of the average daily net assets for the Class B and Class C shares, respectively, of the Moderate Allocation Fund, and 0.50 % of the average daily net assets for the Class R shares of the Moderate Allocation Fund (0.75% less a contractual waiver of 0.25%). For the 12-month period ended September 30, 2018, the 12b-1 fee paid by the Balanced Fund to PIMS was 0.30% of the average daily net assets for the Class A shares of the Balanced Fund, 1.00% and 1.00% of the average daily net assets for the Class B and Class C shares, respectively, of the Balanced Fund, and 0.50 % of the average daily net assets for the Class R shares of the Balanced Fund (0.75% less a contractual waiver of 0.25%). The distribution and service (12b-1) fee paid by the Funds to PIMS is intended to compensate PIMS and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Funds’ prospectuses and statements of additional information, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Funds, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PIMS and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Funds.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Subchapter M of the Internal Revenue Code.  The performance history of the Conservative Allocation Fund and the performance history of the Moderate Allocation Fund will terminate upon the completion of the Reorganization.

Each Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Acquired Fund or its shareholders as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of an Acquired Fund’s holdings. The aggregate tax basis of Balanced Fund shares received by Acquired Fund shareholders in connection with the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held immediately before the Reorganization.

If a Reorganization is approved by shareholders of the applicable Acquired Fund, it is currently anticipated that all or a substantial portion of the portfolio securities of the Acquired Fund will be sold and/or redeemed in kind and new securities will be purchased prior to and solely and directly related to the Reorganization. This is because the Conservative Allocation Fund and the Moderate Allocation Fund each operate as funds-of-funds, whereas the Balanced Fund is actively managed. As of the date of this Prospectus/Proxy Statement, if approximately 100% of the Conservative Allocation Fund’s investments had been sold as of October 31, 2018 due to the Reorganization, the Conservative Allocation Fund would have realized capital gains of approximately $1.90 per share (comprised of both short term and long term capital gains), approximately 15% of the net asset value of the Conservative Allocation Fund. As of the date of this Prospectus/Proxy Statement, if approximately 100% of the Moderate Allocation Fund’s investments had been sold as of October 31, 2018 due to the Reorganization, the Moderate Allocation Fund would have realized capital gains of approximately $3.77 per share (comprised of both short term and long term capital gains), approximately 26% of the net asset value of the Moderate Allocation Fund. Any capital gains realized by the Acquired Funds prior to the closing date of the Reorganization will be distributed to shareholders of the Acquired Funds prior to the closing date of the

Reorganization. Shareholders of the Acquired Funds who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Funds’ ability to use available carryovers, and are subject to change. As of October 31, 2018, it is anticipated that transaction costs of approximately $[175,000] and $[218,000] will be incurred by the Conservative Allocation Fund and its shareholders, and the Moderate Allocation Fund and its shareholders, respectively, to reposition its portfolio in connection with the Reorganization.

All costs incurred in entering into and carrying out the terms and conditions of a Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by the Acquired Fund.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and the Maryland General Corporation Law, and pursuant to Article VI of the Company’s Amended and Restated Articles of Incorporation and Article V of the Company’s Amended and Restated By-Laws (Exhibit (b) to the Registration Statement), the Company shall indemnify present and former directors and officers and, to the extent authorized by the Company’s Board of Directors, employees and agents, against judgments, fines, settlements and expenses, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 8 of each Management Agreement (Exhibits (d)(1), (3), (5) and (6) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(2), (4), (7)(ii) and (8) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. and Quantitative Management Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Amended and Restated Articles of Incorporation, Amended and Restated By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under its Amended and Restated Articles of Incorporation and its Amended and Restated By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3) Such promise must be secured by a surety bond or other suitable insurance; and

(4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 16. EXHIBITS

(1)(a) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(1)(b) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

(1)(c) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

(1)(d) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

(1)(e) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(1)(f) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

(1)(g) Articles of Amendment, incorporated by reference to Exhibit (1)(g) to the Registration Statement on Form N-14 (File No. 333-41790) filed via EDGAR on July 20, 2000.

(1)(h) Articles of Amendment, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

(1)(i) Articles of Amendment, incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

(1)(j) Articles Supplementary, incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

(1)(k) Articles Supplementary, incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 26, 2004.

(1)(l) Articles Supplementary, incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(1)(m) Articles Supplementary, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 1, 2006.

(1)(n) Articles of Amendment dated September 16, 2009, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 1, 2009.

(1)(o) Articles of Amendment for name changes effective February 16, 2010, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2010.

(1)(p) Articles Supplementary dated June 7, 2012, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2012.

(1)(q) Articles Supplementary for Class Q shares of Prudential Jennison Equity Opportunity Fund (now known as PGIM Jennison Equity Opportunity Fund), incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(1)(r) Articles of Amendment for name change of Prudential Asset Allocation Fund to Prudential Balanced Fund (now known as PGIM Balanced Fund) dated April 22, 2015.  Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2015.

(1)(s) Articles Supplementary dated September 14, 2017. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 25, 2017.

(1)(t) Articles of Amendment dated May 14, 2018 for fund name changes and share class name change effective June 11, 2018. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(2) Amended and Restated By-laws dated July 17, 2003, incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 24, 2004.

(2)(a) Amended and Restated By-laws dated November 16, 2004, incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(3) Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

(4) Form of Plan of Reorganization. Filed herewith as Exhibit A to the combined Prospectus and Proxy Statement contained within this Registration Statement on Form N-14.

(5) Not applicable.

(6)(a) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC (now known as PGIM Investments LLC) with respect to Jennison Growth Fund (now known as PGIM Jennison Growth Fund), incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(6)(a)(i) New Management Fee Schedule as of May 25, 2004, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(6)(a)(ii) Expense Cap for PGIM Jennison Growth Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(6)(b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. (now known as PGIM Investments LLC) and Jennison Associates Capital Corp (now known as Jennison Associates LLC)., with respect to Jennison Growth Fund and Jennison Equity Opportunity Fund (now known as PGIM Jennison Growth Fund and PGIM Jennison Equity Opportunity Fund, respectively), incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(6)(c) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC (now known as PGIM Investments LLC) with respect to Dryden Active Allocation Fund (now known as PGIM Balanced Fund), incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(6)(c)(i) Expense Cap for PGIM Balanced Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(6)(d) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation (now known as PGIM, Inc.) with respect to Dryden Active Allocation Fund (now known as PGIM Balanced Fund), incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(6)(d)(i) Amendment to Subadvisory Agreement between PGIM Investments LLC and PGIM, Inc. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(6)(e) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC (now known as PGIM Investments LLC) with respect to Jennison Equity Opportunity Fund (now known as PGIM Jennison Equity Opportunity Fund), incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(6)(e)(i) Expense Cap for PGIM Jennison Equity Opportunity Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(6)(f) Management Agreement between the Registrant and Prudential Investments LLC (now known as PGIM Investments LLC), with respect to the Jennison Dryden Asset Allocation Funds (now known as the PGIM Asset Allocation Funds) incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(6)(f)(i) Amendment to the Management Agreement between the Registrant and PGIM Investments LLC dated July 1, 2017. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 15, 2017.

(6)(f)(ii) Expense Cap for the PGIM Asset Allocation Funds. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(6)(g) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management, a division of Prudential Investment Management, Inc. (now known as Quantitative Management Associates LLC), with respect to the Jennison Dryden Asset Allocation Funds (now known as Prudential Asset Allocation Funds), incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(6)(g)(i) Amendment to Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management, a division of Prudential Investment Management, Inc (now known as Quantitative Management Associates LLC), incorporated by reference to Exhibit (d)(7)(ii) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(6)(g)(ii) Amendment to the Subadvisory Agreement between PGIM Investments LLC and Quantitative Management Associates LLC dated July 1, 2017. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 15, 2017.

(6)(h) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates LLC, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(6)(h)(i) Amendment to Subadvisory Agreement between PGIM Investments LLC and Quantitative Management Associates LLC. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(7)(a) Second Amended and Restated Distribution Agreement between the Prudential Investments Mutual Funds and the Target Mutual Funds, and Prudential Investment Management Services LLC (PIMS) dated September 22, 2016.  Incorporated by reference to Prudential Investment Portfolios 5 Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 811-09439) filed via EDGAR on September 23, 2016.

(7)(b) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(8) Not applicable.

(9)(a) Custodian Contract dated June 6, 2005, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(9)(a)(i) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on October 28, 2005 (File No. 2-91215).

(9)(a)(ii) Amendment dated June 30, 2009 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on June 30, 2009 (File No. 33-10649).

(10)(a) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 12 (File No. 333-42705) filed via EDGAR on June 19, 2018.

(10)(b) Amended and Restated Distribution and Service Plan for Class B shares dated June 1, 1998, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.

(10)(c) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 12 (File No. 333-42705) filed via EDGAR on June 19, 2018.

(10)(d) Amended and Restated Distribution and Service Plan for Class R shares. Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement on Form N-1A for Prudential World Fund, Inc., filed via EDGAR on September 20, 2017.

(10)(e) Rule 12b-1 Distribution Plan for Class R2 shares.  Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A for the Prudential Day One Funds, filed via EDGAR on September 22, 2016 (File No. 333-82621).

(10)(f) Shareholder Services Plan for Class R1, R2, R3 and R4 shares.  Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A for the Prudential Day One Funds, filed via EDGAR on September 22, 2016 (File No. 333-82621).

(10)(g) Rule 12b-1 Fee Waiver for Class R Shares of PGIM Balanced Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(10)(h) Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of PGIM Conservative Allocation Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(10)(i) Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of PGIM Moderate Allocation Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(10)(j) Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of PGIM Growth Allocation Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(10)(k) Rule 12b-1 Fee Waiver for Class R Shares of PGIM Jennison Equity Opportunity Fund.  Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(10)(l) Rule 12b-1 Fee Waiver for Class R Shares of PGIM Jennison Growth Fund.  Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2018.

(11)(a) Opinion and consent of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(11)(b) Opinion and consent of DLA Piper Rudnick Gray US LLP as to the legality of the securities being registered, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 1, 2006.

(11)(c) Opinion and consent of Foley & Lardner LLP as to the legality of the Class Q shares of the Prudential Jennison Equity Opportunity Fund (now known as PGIM Jennison Equity Opportunity Fund), incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(11)(d) Opinion and consent of Venable LLP as to the legality of the Class Q shares of the Prudential Jennison Growth Fund (now known as PGIM Jennison Growth Fund). Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 25, 2017.

(11)(e) Opinion and consent of Venable LLP as to the legality of the Class Q shares of the Prudential Balanced Fund (now known as PGIM Balanced Fund), Prudential Conservative Allocation Fund (now known as PGIM Conservative Allocation Fund), Prudential Moderate Allocation Fund (now known as PGIM Moderate Allocation Fund) and Prudential Growth Allocation Fund (now known as PGIM Growth Allocation Fund), and the Class R2 shares and Class R4 shares of Prudential Jennison Growth Fund (now known as PGIM Jennison Growth Fund). Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 28, 2017.

(11)(f) Opinion and consent of Morris, Nichols, Arsht & Tunnell LLP as to the legality of the securities being registered for Prudential Real Estate Income Fund. Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 333-66895) filed on June 2, 2015.

(11)(g) Opinion and consent of Venable LLP.  Filed herewith.

(12)(a) Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders with respect to the reorganization of the Conservative Allocation Fund into the Balanced Fund.  Filed herewith.

(12)(b) Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders with respect to the reorganization of the Moderate Allocation Fund into the Balanced Fund.  Filed herewith.

(13)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to corresponding exhibit to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(13)(b) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).

(14) Consent of KPMG LLP, independent registered public accounting firm, for the Registrant and PGIM Conservative Allocation Fund and PGIM Moderate Allocation Fund.  Filed herewith.

(15) Not applicable.

(16) Power of Attorney dated September 20, 2018.

(17)(a) Form of proxy card for shareholders of PGIM Conservative Allocation Fund.  Filed herewith.

(17)(b) Form of proxy card for shareholders of PGIM Moderate Allocation Fund.  Filed herewith.

ITEM 17. UNDERTAKINGS

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 26th day of December 2018.

The Prudential Investment Portfolios, Inc.

By:	* Stuart S. Parker
Stuart S. Parker, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	*Ellen S. Alberding	Trustee

	*Kevin J. Bannon	Trustee

	*Scott E. Benjamin	Trustee

	*Linda W. Bynoe	Trustee

	*Barry H. Evans	Trustee

	*Keith F. Hartstein	Trustee

	*Laurie Simon Hodrick	Trustee

	*Michael S. Hyland	Trustee

	*Stuart S. Parker	Trustee and President, Principal Executive Officer

	*Richard A Redeker	Trustee

	*Brian K. Reid	Trustee

	* Grace C. Torres	Trustee

	* Brian D. Nee	Treasurer, Principal Financial and Accounting Officer

* By:	/s/Diana Huffman	Attorney-in-Fact	December 26, 2018
Diana Huffman

Prudential Investment Portfolios 9

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description
(4)	Form of Plan of Reorganization.
(11)(g)	Opinion and consent of Venable LLP.
(12)(a)

Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders with respect to the reorganization of the Conservative Allocation Fund into the Balanced Fund.

(12)(b)

Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders with respect to the reorganization of the Moderate Allocation Fund into the Balanced Fund.

(14)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant and PGIM Conservative Allocation Fund and PGIM Moderate Allocation Fund.
(16)	Power of attorney.
(17)(a)	Form of proxy card for shareholders of PGIM Conservative Allocation Fund.
(17)(b)	Form of proxy card for shareholders of PGIM Moderate Allocation Fund.